UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section
14(a) of the Securities Exchange Act of 1934

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WINDTREE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its
Charter)

(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

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A LETTER FROM WINDTREE’S CHIEF EXECUTIVE OFFICER

Dear Fellow Stockholders:

2024 has seen the delivery of positive milestones and meaningful advancements. We made significant progress across multiple fronts and have set up the next several months and quarters to be an eventful year ahead – particularly with the planned delivery of Phase 2b clinical trial results. I wanted to take a moment to review our achievements and progress to date, provide you with some insight for the upcoming year and to ask for your support in the key items up for a vote in this annual meeting of the stockholders. I am very pleased to report on our management team’s achievements with respect to our priority objectives for 2024, including:

1)    Successfully executed the SEISMiC Part 2 Extension Study with istaroxime in Early Cardiogenic Shock and activated the Cardiogenic Shock SCAI stage C study

Patients in cardiogenic shock due to heart failure have significantly decreased heart function with very low blood pressure resulting in a critical reduction of blood flow to the body, including vital organs. Reversing the condition is urgent as it can be fatal with an approximately 30% mortality rate. Currently, physicians do not have adequate drug treatments and tend to reserve the available drug options because they are often accompanied by side effects that can be very problematic and even worsen outcomes. In our market research, 100 U.S.-based clinical cardiologists treating cardiogenic shock due to heart failure were surveyed. Ninety-nine out of the 100 clinical cardiologists said a new innovative drug therapy is highly needed and that they would be highly receptive to using a new therapy fitting the unique profile of istaroxime, namely significant improvement in heart function, a rapid correction of very low blood pressure and maintaining or improving kidney function – all without increasing heart rate (which makes the heart work harder) or arrythmias (abnormal rhythm). The results of the SEISMiC study in early cardiogenic shock were positive and provided valuable information. Before moving into Phase 3 development, it is important to identify the dosing regimen designed to optimize the therapy’s effect and safety. With this objective in mind, Windtree initiated an extension to the SEISMiC study that treats patients with either placebo or one of two different doses of istaroxime in extended infusions up to 60 hours of treatment versus the 24 hours we used in SEISMiC and employing gradual dose adjustments. The study is near completion with top line results planned for the end of September 2024.

We also intend to expand the program into more severe cardiogenic shock patients that we expect to include in the Phase 3 program. Therefore, we plan to gain experience with SCAI Stage C patients before Phase 3 (the SCAI staging system grades the severity of cardiogenic shock). Because these patients are in more severe condition with signs of tissue/organ hypoperfusion, they will have already started drug “rescue therapies.” The study will therefore also analyze istaroxime in the setting of these active agents. The study is active and enrolling, and we plan to accelerate data delivery timelines with additional required resourcing with an intent to deliver data in the first quarter of 2025.

We believe this work helps pave the way for what could be a relatively more efficient and less expensive developmental and regulatory pathway for cardiogenic shock than typical cardiac indications such as acute heart failure. This may create options for Windtree to capitalize upon possible global licensing and/or partnering opportunities or for Windtree to continue to execute the development program to obtain regulatory approval and launch in the U.S. (and partner ex-US) in the future.

2)    Secured an out-license regional partnership for the cardiovascular portfolio of istaroxime, the SERCA2a activators and rostafuroxin

Earlier this year, we secured a regional licensing partnership with Lee’s Pharmaceutical (HK) Limited, whereby Windtree is entitled to receive potential future milestones up to $138 million upon the achievement of certain milestones plus up to low double-digit royalties and full coverage for all development, manufacturing, regulatory and commercialization costs for products in the licensed territory of greater China / Asia Pacific region. Lee’s plans to initiate and fund Phase 3 for istaroxime in acute heart failure while Windtree executes the global cardiogenic shock program. We see the agreement as validation of the significant heart failure market opportunity for istaroxime and, when coupled with the unique profile and our positive clinical results to date, demonstrates the potential for istaroxime to provide meaningful benefit in heart failure and cardiogenic shock patients. Greater China has a very large heart failure patient population. Windtree has conducted two phase 2 trials in China and the results have been presented and published. Our team has been working with Lee’s on the Phase 3 acute heart failure study design and we plan to provide an update on this program later this year.

3)    Created a more capital efficient organization with an improved balance sheet

After significant reductions in cash burn achieved last year by making the tough calls on organizational structure, prioritizing activities, and gains made with non-dilutive business development licensing out of our acute pulmonary KL4 / Aerosurf surfactant program, Windtree further strengthened its balance sheet by eliminating $15 million in deferred liabilities with affiliates of Deerfield Management Company. In the second quarter of this year, we obtained bridge financing followed by a limited private financing in July and secured an equity line of credit to support future resourcing needs. Throughout this time, we managed our resources tightly while still actively executing two programs – including advancing enrollments in the SEISMiC extension study to set up important milestones in the second half of 2024.

4) Strengthened our pipeline via acquisition of a novel and innovative oncology preclinical platform

With the aim to strengthen our preclinical portfolio and future opportunities, we acquired a novel aPKCi inhibitor that we believe has an exciting preclinical data package with two formulations in development. While there is scientific rationale for potential broad application, we believe there will be options for targeted disease selection and differentiation due to the potential for high target specificity and the opportunity for a topical formulation to treat various skin related malignancies. We are creating a comprehensive development plan focused on cancers with high unmet needs that are targets for this drug candidate’s mechanism of action. We are assessing this asset platform and look forward to communicating our future development plans later this year.

Looking Forward

For the remainder of 2024, we are focused on executing activities intended to transition istaroxime from Phase 2 to Phase 3 for cardiogenic shock while also exploring potential partnership and total portfolio strategies. Our top priorities are:

✔	Delivering the early cardiogenic shock SEISMiC part 2 extension study results in late Q3 2024

✔	Executing the cardiogenic shock SCAI Stage C study

✔	Securing additional business development licensing activities to gain stockholder value and support non-dilutive funding

✔	Finalizing the development plan and advance the preclinical product assets

Over the next several months and coming year, we expect to see important clinical results, study execution and a number of important milestones that have the potential to be catalysts for growth and value generation, and the potential to create important new therapies for critically ill patients.

We are a highly active company with an exciting portfolio and an experienced team that is in full execution mode. These activities require capital resourcing that is managed and used wisely; therefore, I thank you for your support of the Company and the Board of Directors’ recommendations in the attached proxy voting. We will continue to deliver on our objectives, and I look forward to keeping you updated on our progress!

Best Regards,

/s/ Craig E. Fraser

Craig E. Fraser
President, Chief Executive Officer and Chairman of the Board of Directors
Windtree Therapeutics, Inc.

We encourage you to read our 2023 Annual Report on Form 10-K, which includes our audited consolidated financial statements as of and for the year ended December 31, 2023, and the sections captioned “Risk Factors” and “Forward-Looking Statements” for a description of the substantial risks and uncertainties related to the forward-looking statements included herein.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Windtree’s 2024 Annual Meeting, which will be held at 9:00 a.m., Eastern time, on Tuesday, September 24, 2024, or the Annual Meeting. We have decided to hold the Annual Meeting virtually this year. The Annual Meeting can be accessed via the Internet at: https://www.cstproxy.com/windtreetx/2024. We believe that hosting the Annual Meeting virtually will enable greater stockholder participation and improves our ability to communicate more effectively with our stockholders. At the Annual Meeting, stockholders will vote to:

1.	Elect the four director nominees that are set forth in the attached Proxy Statement to serve as directors, whose term will expire in 2025;

2.	Approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement;

3.	Ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the 2024 fiscal year;

4.	Approve the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d) pursuant to the Committed Equity Financing (as defined herein);

5.

Approve the issuance of shares of common stock in accordance with Nasdaq Listing Rule 5635(d), upon (i) the conversion of our Series C Convertible Preferred Stock, par value $0.001 per share, or Series C Convertible Preferred Stock, with an initial conversion price of $3.74, which is subject to adjustment to no lower than $1.28 per share, and (ii) the exercise of warrants to purchase common stock issued in connection therewith, with an initial exercise price of $4.11, subject to customary adjustments; and

6.	Any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

MEETING INFORMATION:

Date:	Tuesday, September 24, 2024
Time:	9:00 a.m. ET
Location:	Via the Internet: https://www.cstproxy.com/windtreetx/2024
Record Date:	You can vote if you were a stockholder of record on August 28, 2024.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

/s/ Jamie McAndrew

Jamie McAndrew

Vice President, Controller & Chief Accounting Officer, and Corporate Secretary

September 3, 2024

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE BEING MAILED TO OUR STOCKHOLDERS ON OR ABOUT SEPTEMBER 3, 2024. In accordance with the rules of the Securities and Exchange Commission, or the SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Notice of Annual Meeting and Proxy Statement are available to holders of our common stock at https://www.cstproxy.com/windtreetx/2024 and on our corporate website at www.windtreetx.com.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2023 Annual Report in full.

PROXY SUMMARY

Summary of Stockholder Voting Matters

Voting Matters		For More Information	Board of Directors Recommendation
Proposal 1:	Election of the four director nominees to serve until our 2025 Annual Meeting	Page 38	✓ FOR EACH NOMINEE
Proposal 2:	Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	Page 39	✓ FOR
Proposal 3:	Ratification of Appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for 2024	Page 40	✓ FOR
Proposal 4:	Approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d), pursuant to the Committed Equity Financing	Page 41	✓ FOR
Proposal 5:

Approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d), upon (i) the conversion of our Series C Convertible Preferred Stock with an initial conversion price of $3.74, which is subject to adjustment to no lower than $1.28 per share, and (ii) the exercise of warrants to purchase common stock issued in connection therewith, with an initial exercise price of $4.11, subject to customary adjustments

		Page 43	✓ FOR

Our Director Nominees

You are being asked to vote on the election of four director nominees, each to serve until our 2025 Annual Meeting of Stockholders. It has been determined that Robert Scott, M.D., a current member of the Board, will not stand for re-election at the Annual Meeting, and his service as a member of the Board will end effective at the conclusion of the Annual Meeting. After careful consideration, we have elected to reduce the size of our Board from five to four directors, effective as of the date of the Annual Meeting. We extend our deepest gratitude to Dr. Scott for his distinguished service to the Board.

The term of office of our directors expires at the Annual Meeting. We are nominating Craig E. Fraser, Jed Latkin, Saundra Pelletier and Mark Strobeck, Ph.D., for election at the Annual Meeting to serve until the 2025 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes properly cast by our stockholders at the Annual Meeting. The four director nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Messrs. Fraser and Latkin, Ms. Pelletier and Dr. Strobeck. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement
i

SUMMARY INFORMATION (continued)

		Director			Committee Memberships			Other Current Public Company
Name	Age	Since	Occupation	Independent	AC	CC	NCGC	Boards
Craig E. Fraser	60	2016	Our President, Chief Executive Officer and Chairman	No	⸺	⸺	⸺	None
Jed Latkin	50	2024	Chief Operating Officer and Head of Finance of ProPhase Labs, Inc.	Yes	C	M	⸺	None
Saundra Pelletier	55	2024	President and Chief Executive Officer, and Interim Chair of Evofem Biosciences, Inc.	Yes	M	C	M	Evofem Biosciences, Inc. and TRACON Pharmaceuticals, Inc.
Mark Strobeck, Ph.D.	53	2023	Director, President and CEO of Rockwell Medical, Inc.	Yes	M	M	C	Rockwell Medical, Inc.

AC = Audit Committee	C = Chair
CC = Compensation Committee	M = Member
NCGC = Nominating and Corporate Governance Committee

CORPORATE GOVERNANCE SUMMARY FACTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Items
Size of Board (set by the Board)	5*
Number of Independent Directors	4*
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors	Plurality
Diversity of Board Background, Experience and Skills	Yes
Lead Independent Director	Yes

*	The size of our current Board will be reduced from five to four members, effective as of the date of the Annual Meeting. Of the remaining four members, three directors will be independent directors.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Windtree in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held virtually on Tuesday, September 24, 2024, at 9:00 a.m., Eastern Time via live webcast by visiting https://www.cstproxy.com/windtreetx/2024.

This Proxy Statement and the enclosed proxy card are first being mailed to our stockholders on or about September 3, 2024.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Windtree is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are first being furnished to our stockholders on or about September 3, 2024. This Proxy Statement and our 2023 Annual Report are available to holders of our common stock at https://www.cstproxy.com/windtreetx/2024 and on our corporate website at www.windtreetx.com.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on August 28, 2024, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, 591,909 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

As of the Record Date, no shares of common stock were issued under the Committed Equity Financing as discussed in Proposal 4 of this Proxy Statement. Further, pursuant to the Series C Certificate of Designations, the Series C Convertible Preferred Stock issued in connection with the Private Placement, as discussed in Proposal 5 of this Proxy Statement, do not have voting rights and accordingly, will not vote at the Annual Meeting. In addition, as of the Record Date, no shares of common stock have been issued upon Conversion of the Series C Convertible Preferred Stock.

VOTING METHODS

You may vote at the Annual Meeting via the Internet or you may cast your vote in any of the following ways:

Mailing your signed proxy card or voter instruction card	Using the internet at https://www.cstproxy.com/windtreetx/2024	Calling toll-free from the United States, U.S. territories and Canada to +1 (866) 894-0536

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

●

Vote over the internet or by telephone as instructed above. Only your latest internet or telephone vote is counted. You may not revoke or change your vote over the internet or by telephone after 11:59 p.m., Eastern Time, on September 23, 2024;

●	Sign a new proxy card and submit it by mail, which must be received no later than September 23, 2024. Only your latest dated proxy card will be counted;

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING (continued)

●

Virtually attend the Annual Meeting via live webcast by visiting https://www.cstproxy.com/windtreetx/2024. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy; or

●	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or internet, other than virtually attending the Annual Meeting, is 11:59 p.m., Eastern Time on September 23, 2024. If you are a registered stockholder and virtually attend the Annual Meeting, you may vote at the Annual Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes, votes withheld, and abstentions are treated with respect to our proposals:

Voting Matters	Votes Required	Treatment of Votes Withheld, Abstentions, and Broker Non-Votes	Broker Discretionary Voting
Proposal 1: Election of directors	Plurality of the votes properly cast	Votes withheld and broker non-votes have no effect on the outcome of the proposal	No
Proposal 2: Approval, on an advisory basis, of the compensation of our named executive officers	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No
Proposal 3: Ratification of appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for 2024	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	Yes
Proposal 4: Approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d), pursuant to Committed Equity Financing	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No

Proposal 5: Approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d), upon (i) the conversion of our Series C Convertible Preferred Stock with an initial conversion price of $3.74, which is subject to adjustment to no lower than $1.28 per share, and (ii) the exercise of warrants to purchase common stock issued in connection therewith, with an initial exercise price of $4.11, subject to customary adjustments

	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING (continued)

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting either in person, virtually or represented by proxy of the holders of one-third (1/3) of the votes of shares of stock issued and outstanding and entitled to vote. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, and broker non-votes count toward the quorum. If there is no quorum, the holders of a majority of shares attending the Annual Meeting virtually or represented by proxy or the chairman of the Annual Meeting may adjourn the meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We have engaged Morrow Sodali LLC to assist with the solicitation of proxies for an estimated fee of $11,950. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

BOARD OF DIRECTORS

Our Board has nominated Craig E. Fraser, Jed Latkin, Saundra Pelletier and Mark Strobeck, Ph.D., to be elected as directors at our Annual Meeting to hold office until our 2025 Annual Meeting of Stockholders. It has been determined that Robert Scott, M.D., a current member of the Board, will not stand for re-election at the Annual Meeting, and his service as a member of the Board will end effective at the conclusion of the Annual Meeting. After careful consideration, we have elected to reduce the size of our Board from five to four directors, effective as of the date of the Annual Meeting.

Our Board is our ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Each of our current directors has been nominated by our Board for re-election at the Annual Meeting for one-year terms that will expire at the 2025 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee of our Board, or the Governance Committee, will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning. The Governance Committee is also responsible for identifying individuals that it believes are qualified to become Board members.

Our Bylaws provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at five members. However, as described above, after careful consideration we have elected to reduce the size of our Board from five to four directors following Dr. Scott’s departure from our Board, effective as of the date of the Annual Meeting.

SELECTION OF CANDIDATES

Our Board identifies director nominees by first evaluating the current members of our Board who are willing to continue in service. Current members with qualifications and skills that are consistent with our Board’s criteria for Board service are re-nominated. As to new candidates, our Board generally polls its members and members of our management for their recommendations. Our Board may also review the composition and qualification of the boards of our competitors and may seek input from industry experts or analysts. Our Board reviews the qualifications, experience and background of the candidates and, as discussed below, considers diversity in these areas among all the Board members. In making its determinations, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Any recommendations properly submitted by stockholders will be processed and are subject to the same criteria as any other candidates.

Each of the nominees included in this Proxy Statement and the enclosed proxy card(s) was recommended for inclusion by all of the members of our Board.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

BOARD OF DIRECTORS (continued)

CRITERIA FOR BOARD MEMBERSHIP

The Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

General Criteria
Ability to contribute to our Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to our strategy and operations, including, but not limited to:
►	Experience in leadership roles in the life sciences, healthcare or public health fields, including experience in the areas of development and commercialization of drug products;
►	Personal integrity and ethical character, commitment and independence of thought and judgment;
►	Capability to fairly and equally represent our stockholders;
►	Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in our Board’s decision-making process and make difficult decisions in the best interest of us and our stockholders;
►	Diversity with respect to gender, age, race, ethnicity, background, professional experience and perspectives;
►	Willingness and ability to devote sufficient time, energy and attention to the affairs of us and our Board; and
►	Lack of actual and potential conflicts of interest.

The Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas: technical, operational and/or economic knowledge of our business and industries; experience in operational, financial and/or administrative management; financial and risk management acumen; and experience in or familiarity with international business, markets and cultures, technological trends and developments, and corporate securities and tax laws. While a candidate may not possess every one of these qualifications, his or her background should reflect many of these qualifications.

BOARD COMMITMENT TO DIVERSITY

We do not have a formal policy regarding consideration of diversity in selecting the nominees for our Board; however, we seek to nominate Board members with a variety of complementary skills so that as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business. As set forth above, the qualifications we look for in nominees for Board members (both new candidates and current Board members) include technical and operational knowledge of our business and industries; experience in operational, financial and/or risk management; familiarity with international business, markets and cultures; and expertise in the pharmaceutical industry, including research and development. Because not every nominee will possess all of these qualifications, our Board considers diversity in these factors when evaluating each nominee in the context of the Board as a whole.

The listing rules of the Nasdaq Stock Market LLC, or Nasdaq, require each listed company to have, or explain why it does not have, two diverse directors on the board, including at least one diverse director who self-identifies as female and at least one diverse director who self-identifies as an underrepresented minority or LGBTQ+. Currently, companies listed on the Nasdaq Capital Market must have at least one diverse director and will be required to have two diverse directors by December 31, 2026. Nasdaq provides flexibility for smaller reporting companies, which can meet the diversity objective by including two female directors, and for all companies with five or fewer directors, which can meet the diversity objective by including one diverse director.

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The matrix below provides certain highlights of the composition of our Board members based on self-identification. Each of the categories listed in the matrix below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

BOARD OF DIRECTORS (continued)

Board Diversity Matrix (as of September 3, 2024)
Total Number of Directors	5 (4 after Annual Meeting)
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

DIRECTOR CANDIDATES

On an ongoing basis, the Governance Committee considers potential director candidates identified on its own initiative as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Governance Committee in the manner described under the heading “Stockholder Communications to the Board” in this Proxy Statement. Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Governance Committee in the same manner as the Governance Committee’s nominees.

		Director	Occupation	Committee Memberships				Other Current Public Company
Name	Age	Since		Independent	AC	CC	NCGC	Boards
Craig E. Fraser	60	2016	Our President, Chief Executive Officer and Chairman	No	⸺	⸺	⸺	None
Jed Latkin	50	2024	Chief Operating Officer and Head of Finance of ProPhase Labs, Inc.	Yes	C	M	⸺	None
Saundra Pelletier	55	2024	President and Chief Executive Officer, and Interim Chair of Evofem Biosciences, Inc.	Yes	M	C	M	Evofem Biosciences, Inc. and TRACON Pharmaceuticals, Inc.
Mark Strobeck, Ph.D.	53	2023	Director, President and CEO of Rockwell Medical, Inc.	Yes	M	M	C	Rockwell Medical, Inc.

AC = Audit Committee	C = Chair
CC = Compensation Committee	M = Member
NCGC = Nominating and Corporate Governance Committee

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

BOARD OF DIRECTORS (continued)

In each of the director nominee biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

DIRECTOR NOMINEES

Craig E. Fraser (Chair)
Age: 60 Director Since: 2016	Committee Memberships: None.	Other Public Directorships: None.

Mr. Fraser has served as our President and Chief Executive Officer, or CEO, and a member of the Board since February 1, 2016. In June 2023, Mr. Fraser was appointed to serve as Chair of the Board. He brings over 30 years of experience as a leader in drug development, fundraising, business development and commercial operations in building biopharmaceutical and device businesses for startups as well as larger companies. Prior to joining us, Mr. Fraser held executive positions at several biopharmaceutical companies, including Novelion as President and Chief Operating Officer from 2014 to 2015 and, prior to that, positions of increasing responsibility; as Vice President of Global Disease Areas at Pfizer from 2009 to 2011 and Vice President and Global Business Manager at Wyeth Pharmaceuticals from 2007 to 2009. Previously, Mr. Fraser served as Vice President, Sales & Marketing and Commercial Operations and as Vice President, Oncology Global Strategic Marketing at Johnson & Johnson; and as Gastroenterology Franchise Lead, National Sales Director - Immunology and Acute Cardiovasculars, and Marketing Director - Cardiovasculars and Diagnostics at Centocor and various sales and sales management positions prior to marketing roles. Mr. Fraser is a veteran of both the U.S. Marine Corps and the U.S. Army. Mr. Fraser does not serve on any other public company boards. Mr. Fraser received his B.S. degree in Public Administration from Slippery Rock University of Pennsylvania.

Skills & Qualifications:
Mr. Fraser’s knowledge of our business as well as his extensive leadership and biopharmaceutical industry experience provide him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

BOARD OF DIRECTORS (continued)

Jed Latkin
Age: 50 Director Since: 2024	Committee Memberships: Audit (Chair); Compensation	Other Public Directorships: None

Jed Latkin has served as a member of our Board since August 2024. Mr. Latkin has served as the Chief Operating Officer and Head of Finance of ProPhase Labs, Inc., or ProPhase, a biotech, genomics and diagnostics company, since January 2023. In his capacity as Chief Operating Officer, Mr. Latkin also serves as ProPhase’s principal financial officer and principal accounting officer. Previously, Mr. Latkin served as a Turnaround Specialist at Nagel Avenue Capital, LLC, or Nagel Avenue Capital, an investment firm, from November 2021 to January 2023, where he provided contracted services for numerous companies and asset management firms and was responsible for a large diversified portfolio of asset-based investments in varying industries, including product manufacturing, agriculture, energy, and healthcare. In connection with this role at Nagel Avenue Capital, he served as Chief Executive Officer of End of Life Petroleum Holdings, LLC and Black Elk Energy, LLC, Chief Financial Officer of Viper Powersports, Inc. and West Ventures, LLC, and Portfolio Manager of Precious Capital, LLC. Mr. Latkin served as a director and Chief Executive Officer of Navidea Biopharmaceuticals, Inc., or Navidea, a biopharmaceutical company, from October 2018 until October 2021, Chief Operating Officer and Chief Financial Officer of Navidea from May 2017 to October 2018 and Interim Chief Operating Officer of Navidea from April 2016 to April 2017. Mr. Latkin has more than twenty eight years of experience in the financial industry supporting many investments in major markets, including biotechnology and pharmaceuticals. Mr. Latkin previously served on the Board of Directors for Navidea from October 2018 until October 2021, CORAR from October 2018 until October 2021, Viper Powersports, Inc. from 2012 to 2013, and the Renewable Fuels Association and Buffalo Lake Advanced Biofuels. Mr. Latkin worked for over ten years in Investment Banking at Citigroup, Morgan Stanley, and Fleet Boston Robertson Stephens. He also spent five years as a Co-Portfolio Manager for ING Investment Management. Mr. Latkin earned a B.A. in Political Science and History from Rutgers University and a M.B.A. in Finance from Columbia Business School.

Skills & Qualifications:
Mr. Latkin’s over 28 years of experience in the financial industry provides him with the qualifications and skills to serve on our Board.

Saundra Pelletier
Age: 55 Director Since: 2024	Committee Memberships: Compensation (Chair); Audit; Governance	Other Public Directorships: Evofem Biosciences, Inc. and TRACON Pharmaceuticals, Inc.

Saundra Pelletier has served as a member of our Board since August 2024. Ms. Pelletier has served as Chief Executive Officer of Evofem Biosciences, Inc., a clinical-stage biopharmaceutical company, since February 2015 and currently serves as interim chair of its board of directors since November 2021. From 2009 to 2016, Ms. Pelletier was the founding Chief Executive Officer of WomanCare Global, an international non-profit organization focused on empowering, educating and enabling women and girls to make informed choices about their health and creating sustainable supply chains that delivered products to women in more than 100 developing countries. Earlier in her career, Ms. Pelletier served as Corporate Vice President and Global Franchise Leader for G.D. Searle, where she managed a business unit focused on women’s healthcare, and Vice President of Pharmaceuticals for Women First Healthcare. Among her many honors, Ms. Pelletier was named a “New Champion for Reproductive Health” by the United Nations Foundation, awarded the Athena San Diego Pinnacle Award for Life Sciences, and named San Diego Business Journal’s 2019 Businesswoman of the Year. She has served as a member of the board of directors of TRACON Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, since March 2020. Ms. Pelletier received her B.S. in Business Administration and her Honorary Doctor of Business Administration from Husson University.

Skills & Qualifications:
Ms. Pelletier’s experience on the boards of public life science companies and leadership as a chief executive officer provides her with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

BOARD OF DIRECTORS (continued)

Mark Strobeck, Ph.D., Lead Independent Director
Age: 53 Director Since: 2023	Committee Memberships: Governance (Chair); Audit and Compensation	Other Public Directorships: Rockwell Medical, Inc. (RMTI)

Mark Strobeck, Ph.D., has served as a member of our Board since June 2023. Dr. Strobeck has served as the President and Chief Executive Officer, and as a member of the board of directors, of Rockwell Medical, Inc., a biopharmaceutical company, since July 2022. Dr. Strobeck served as Managing Director of Aquilo Partners, LP, a life sciences investment bank, from May 2021 to June 2022. He previously served as Executive Vice President and Chief Operating Officer of Assertio Holdings, Inc., a pharmaceutical company, from May 2020 to December 2020. Prior to that, Dr. Strobeck was Executive Vice President and Chief Operating Officer of Zyla Life Sciences, a pharmaceutical company, from September 2015 through its merger with Assertio Holdings, Inc. in May 2020, and previously served as Zyla’s Chief Business Officer from January 2014 to September 2015. Before his employment at Zyla, he served as Zyla’s advisor from June 2012 to December 2013. From January 2012 to December 2013, he served as President and Chief Executive Officer and as a director of Corridor Pharmaceuticals, Inc., a pharmaceuticals company, which was acquired by AstraZeneca plc in 2014. From December 2010 to October 2011, Dr. Strobeck served as Chief Business Officer of Topaz Pharmaceuticals Inc., a specialty pharmaceutical company acquired by Sanofi Pasteur in 2011. From June 2010 to November 2010 and October 2011 to January 2012, Dr. Strobeck worked as a consultant. From January 2008 to May 2010, Dr. Strobeck served as Chief Business Officer of Trevena, Inc., a pharmaceutical company. Prior to joining Trevena, Dr. Strobeck held management roles at GlaxoSmithKline plc, a pharmaceuticals company, and venture capital firms SR One Limited and EuclidSR Partners, L.P. Dr. Strobeck currently serves on the board of directors of Horse Power For Life, a nonprofit organization dedicated to improving the quality of life for individuals diagnosed with cancer, a position he has held since 2012. Dr. Strobeck received his B.S. in Biology from St. Lawrence University in 1993 and his Ph.D. in Pharmacology and Biophysics from the University of Cincinnati in 1999 and completed his post-doctoral fellowship in Cardiovascular Gene Regulation at the University of Pennsylvania School of Medicine in 2001.

Skills & Qualifications:
Dr. Strobeck’s experience within the biopharmaceutical industry and his public company experience provide him with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Amended and Restated Certificate of Incorporation, or Charter, our Bylaws, our Code of Business Conduct and Ethics, or the Code of Conduct, and the charters of the committees of the Board, or collectively, the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website www.windtreetx.com under “Investors-Corporate Governance.”

BOARD INDEPENDENCE

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information provided by each director, our Board has determined that each of our directors, and directors whom have served on our Board since the beginning of the 2023 fiscal year, with the exception of Mr. Fraser, does or did not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent under the listing rules of Nasdaq. In making these determinations, our Board considered the current and prior relationships that each non-employee director has or had with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section below titled “Certain Relationships and Related Party Transactions.”

BOARD LEADERSHIP STRUCTURE

Our Board is currently composed of five members. The Board has determined that Robert Scott, M.D., a current member of the Board, will not stand for re-election at the Annual Meeting, and his service as a member of the Board will end effective at the conclusion of the Annual Meeting. After careful consideration we have elected to reduce the size of our Board from five to four directors following Dr. Scott’s departure from our Board, effective as of the date of the Annual Meeting. In accordance with our Bylaws, each director is elected at our Annual Meeting of Stockholders. Each director holds office until our next Annual Meeting of Stockholders and until his or her successors have been duly elected and qualified, or until such director’s death, or until such director shall have resigned, or have been removed.

We believe that our Board should remain free to configure the leadership of our Board and us in a way that best serves our interests and the interest of our stockholders at the time and, accordingly, has no fixed policy with respect to combining or separating the offices of the Chairman of the Board and the CEO. Effective as of June 22, 2023, our President and CEO, Craig E. Fraser, was appointed to serve as Chairman of our Board. Additionally, the Board appointed Dr. Strobeck to serve as lead independent director of the Board, effective as of August 13, 2024. The Board has chosen this structure because it believes Mr. Fraser serves as a bridge between management and the Board, ensuring that both groups act with a common purpose, while maintaining proper governance oversight through the appointment of a lead independent director. The Board considers the combined role to be appropriate as it promotes unified leadership, fosters strategic development and execution, and optimizes information flow between management and the Board. Accordingly, the Board believes, at this time, that the combined role of Chairman and CEO, together with a lead independent director and other independent directors, is in the best interest of stockholders, because it provides the appropriate balance between strategy development and independent oversight of management. Our Board will continue to evaluate its leadership structure in light of changing circumstances and will make changes at such times as it deems appropriate.

Lead Independent Director Responsibilities

In addition to the functions as discussed below, the Lead Independent Director’s responsibilities, include, among other things:

●	serving as liaison between the CEO and the non-employee directors;

●	presiding at all meetings of the Board at which the Chair is not present;

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

●	moderating executive sessions of the Board’s non-employee directors; and

●	having the authority to call meetings of the non-employee directors.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Governance Committee. Each member of our Committees is an independent director as that term is defined by the U.S. Securities and Exchange Commission and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.

ROLE OF BOARD IN RISK OVERSIGHT

One of the key functions of our Board is to oversee our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. While our Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. For example:

●

Our Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology and cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

●

Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.

●	Our Governance Committee manages risks associated with the independence of our Board, potential conflicts of interest and the effectiveness of our Board.

EVALUATING BOARD EFFECTIVENESS

The Board is committed to continuous improvement and conducting annual self-evaluations as an important tool for evaluating effectiveness. The Board and each Committee conduct an annual self-evaluation of their performance and effectiveness.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to our officers, including our principal executive, financial and accounting officers, and our directors and employees. We have posted the Code of Business Conduct and Ethics on our Internet website at www.windtreetx.com under the “Investors-Corporate Governance” tab. We intend to make all required disclosures on our website concerning any amendments to, or waivers from, our Code of Business Conduct and Ethics with respect to our executive officers and directors.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our director orientation programs familiarize new directors with our businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. All other directors are also invited to attend the orientation programs. From time to time, management advises, or invites outside experts to attend Board meetings to advise, the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at our expense.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

RESTRICTIONS ON THE HEDGING AND PLEDGING OF WINDTREE SHARES

Pursuant to our Insider Trading Policy, which applies to all officers, all directors and all of our employees and any of our subsidiaries, or the Covered Individuals, the Covered Individuals are prohibited from purchasing securities or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any equity security of Windtree or any such subsidiary. Covered Individuals are also prohibited from selling “short” any securities of those companies.

Covered Individuals are further prohibited from holding any equity securities of Windtree or any such subsidiary in a margin account or otherwise pledging such securities as collateral for a loan.

These prohibitions also apply to family members living in the same household as Covered Individuals, as well as entities influenced or controlled by the Covered Individuals.

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

Director	Independence	Board	AC	CC	NCGC
Craig E. Fraser	No	C	⸺	⸺	⸺
Daniel Geffken[1]	Yes	M	C	M	⸺
Jed Latkin[2]	Yes	M	⸺	⸺	⸺
Saundra Pelletier[2]	Yes	M	⸺	⸺	⸺
Robert Scott, M.D.[3]	Yes	M	⸺	C	M
Mark Strobeck, Ph.D.[4]	Yes	M	M	M	⸺
Leslie J. Williams[1]	Yes	M	M	⸺	C
2023 Meetings	⸺	10	4	2	1

AC = Audit Committee	C = Chair
CC = Compensation Committee	M = Member
NCGC = Nominating and Corporate Governance Committee

1 Mr. Geffken and Ms. Williams resigned from the Board on August 13, 2024.

2 Mr. Latkin and Ms. Pelletier did not serve as members of the Board in 2023. They were appointed to the Board on August 13, 2024.

3 It has been determined that Dr. Scott will not stand for re-election at the Annual Meeting, and his service as a member of the Board will end effective at the conclusion of the Annual Meeting.

4 Upon the resignations of Mr. Geffken and Ms. Williams, Dr. Strobeck became the Chair of the Governance Committee, effective August 13, 2024.

During 2023, each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served. Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend. All of our then-serving directors attended the 2023 Annual Meeting of Stockholders.

Audit Committee

Our Audit Committee currently consists of Mr. Latkin, Ms. Pelletier and Dr. Strobeck, with Mr. Latkin serving as chair of our Audit Committee. Dr. Strobeck served as a member of our Audit Committee during the 2023 fiscal year and Mr. Latkin and Ms. Pelletier were appointed as members of our Audit Committee on August 13, 2024. Former directors Daniel Geffken and Leslie J. Williams served as members of our Audit Committee during the 2023 fiscal year until their resignation from the Board on August 13, 2024. Each current member of our Audit Committee is an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and the financial sophistication requirements of the SEC rules. Each of Mr. Geffken and Ms. Williams were determined to be an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and the financial sophistication requirements of the SEC rules while they served on the Audit Committee. The Board has determined that each of Mr. Latkin and Dr. Strobeck is an “audit committee financial expert” as defined under SEC rules.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities relating to our accounting, reporting and financial practices, and our compliance with all related legal and regulatory requirements, including, but not limited to, oversight of the:

●	appointment, retention and compensation of our independent auditor;

●	maintenance by management of the reliability and integrity of our accounting policies, financial reporting and disclosure practices, and tax compliance;

●	establishment and maintenance by management of processes to ensure that an adequate system of internal control is functioning within our business; and

●	establishment and maintenance by management of processes to ensure our compliance with all applicable laws, regulations and Company policy.

In addition, the Audit Committee is responsible for, among other things, the appointment, compensation and oversight of the work of our independent auditor or any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting), reviewing the range and cost of audit and non-audit services performed by our independent auditor, reviewing the adequacy of our systems of internal control, and reviewing all related party transactions. In discharging its role, the Audit Committee is empowered to investigate any matter brought to its attention and has full access to all our books, records, facilities and personnel. The Audit Committee also has the power to retain such legal, accounting and other advisors as it deems necessary to carry out its duties.

The Board has adopted a written Audit Committee Charter. The composition and responsibilities of the Audit Committee and the attributes of its members, as reflected in its Charter, are intended to be in accordance with certain listing requirements of Nasdaq and the rules of the SEC for corporate audit committees. The Audit Committee Charter may be found on our website at www.windtreetx.com under the “Investors-Corporate Governance” tab.

Compensation Committee

Our Compensation Committee consists of Ms. Pelletier, Mr. Latkin and Dr. Scott, with Ms. Pelletier serving as chair of our Compensation Committee. Dr. Strobeck served as a member of our Compensation Committee during the 2023 fiscal year. Ms. Pelletier and Mr. Latkin were appointed as members of our Compensation Committee on August 13, 2024. Robert Scott, M.D., and former director Daniel Geffken, served as members of our Compensation Committee during the 2023 fiscal year until August 13, 2024. It has been determined that Dr. Scott will not stand for re-election at the Annual Meeting, and his service as a member of the Board will end effective at the conclusion of the Annual Meeting. At such time, Dr. Strobeck will be appointed to fill such vacancy by serving as a member of our Compensation Committee. Each current member of this committee (i) meets the requirements for independence under the current Nasdaq Listing Rules, and (ii) is a non-employee director, as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Each of Mr. Geffken and Dr. Scott (i) met the requirements for independence under the current Nasdaq Listing Rules, and (ii) was a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act while they served on the Compensation Committee.

The Compensation Committee is responsible for, among other things:

●	reviewing management of our policies regarding compensation policies relating to executive and general compensation;

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

●

reviewing and approving corporate goals and objectives relating to the compensation of our CEO, executive officers and other senior officers, evaluate performance of executive officers and other senior officers and determine the CEO’s and other executive officers’ compensation level based on the Compensation Committee’s evaluation;

●	reviewing and recommending the compensation of non-employee directors of the Board; and

●

overseeing the key employee benefits programs, policies and plans relating to the compensation, benefits and equity incentives of our executives and, where deemed appropriate by the Compensation Committee, those programs, policies and plans relating to our other employees.

The Board has adopted a written Compensation Committee Charter. The composition and responsibilities of the Compensation Committee, as reflected in its Charter, satisfy the applicable rules of the SEC and the listing requirements of Nasdaq. The Compensation Committee Charter may be found on our website at www.windtreetx.com under the “Investors-Corporate Governance” tab.

Our Compensation Committee has historically delegated authority to our CEO to grant options or other stock awards, in accordance with guidelines established by the Compensation Committee in consultation with our compensation consultant, to certain non-executive officers. Our Compensation Committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

Our CEO annually reviews the performance of each of the other executive officers, including the other named executive officers. He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers our CEO’s recommendations in addition to data and recommendations presented by our executive compensation consultant.

AON Consulting, Inc., or AON, has served as our executive compensation consultant, beginning in the 2022 fiscal year. Through this assignment, AON has provided various executive compensation services to the Compensation Committee, including (i) advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and (ii) providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Upon request by the Compensation Committee, a representative of AON attends certain Compensation Committee meetings. AON does not provide services to Windtree other than with regard to its advice to the Compensation Committee on executive and director compensation, and compensation disclosure matters. The Compensation Committee has determined AON to be independent under the Nasdaq and SEC regulations.

Nominating and Corporate Governance Committee

Our Governance Committee consists of Dr. Strobeck and Ms. Pelletier, with Dr. Strobeck serving as chair of our Governance Committee. Dr. Strobeck and Ms. Pelletier were appointed as members of our Governance Committee on August 13, 2024. Robert Scott, M.D., and former director Leslie J. Williams served as members of our Governance Committee during the 2023 fiscal year until August 13, 2024. Each current member of the Governance Committee meets the requirements for independence under the listing requirements of Nasdaq. Each of Dr. Scott and Ms. Williams met the requirements for independence under the listing requirements of Nasdaq while they served on the Governance Committee.

The Governance Committee is responsible for, among other things:

●

identifying, evaluating and approving a slate of nominees for election to the Board at the Annual Meeting of Stockholders or any other meetings of stockholders and reviewing the qualifications, experience and fitness for service on the Board of any potential directors;

●	determining the criteria for selection by the Board of the Chairman of the Board, the individual directors and the members of the committees of the Board;

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

●

reviewing, evaluating and approving candidates submitted by stockholders to us and the timeliness of the submission therefor and recommending to the Board appropriate action on each such candidates; and

●	reviewing annually the performance of the Board.

The Board has adopted a written Governance Committee Charter. The composition and responsibilities of the Governance Committee, as reflected in its Charter, satisfy the applicable rules of the SEC and the listing requirements of Nasdaq. The Governance Committee Charter may be found on our website at www.windtreetx.com under the “Investors-Corporate Governance” tab.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2023 and as of the date of this Proxy Statement, neither of Mr. Geffken or Dr. Soctt, the former members of the Compensation Committee, nor Ms. Pelletier, Mr. Latkin or Dr. Strobeck, the current members of the Compensation Committee, was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

STOCKHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good governance and essential to maintaining strong corporate governance practices. From time to time, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Communicate

Our goal is to communicate with our stockholders through various platforms, including via our website, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.

How to Communicate with our Directors:	By Mail: c/o Corporate Secretary Windtree Therapeutics, Inc. 2600 Kelly Road, Suite 100 Warrington, PA 18976

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

DIRECTOR COMPENSATION

COMPENSATION PROGRAM

Non-Employee Director Compensation Policy

Pursuant to our Non-Employee Director Compensation Policy in place during 2023, our non-employee directors were eligible to receive annual cash retainers, paid on a quarterly basis, as set forth in the table below.

Non-Employee Director Compensation Policy
Quarterly Cash Retainer ($)
Board Member Cash Retainer	10,000
Additional Board Chair Cash Retainer	6,250
Additional Lead Independent Director Retainer	875
Audit Committee
Chair	3,750
Member	1,750
Compensation Committee
Chair	2,500
Member	1,250
Governance Committee
Chair	1,875
Member	1,000

Equity Retainer
Initial Equity Grant

Our fiscal 2023 policy provided that, upon initial election to our Board, each non-employee director would be granted an option to purchase 169 shares of common stock, vesting in three equal annual installments, beginning on the first anniversary of the grant date and subject to the director’s continued service on the Board. Each option has an exercise price per share equal to the fair market value of a share of our common stock.

Annual Equity Grant

Our fiscal 2023 policy provided that, on the date of each of our annual meetings of stockholders, each continuing non-employee director would be granted RSUs representing the contingent right to receive 113 shares of common stock, vesting on the earlier of (a) the one-year anniversary of the date of grant and (b) the date of the annual meeting of stockholders following the grant date, subject to the non-employee director’s continued service on the Board.

Cash fees are paid quarterly and are typically pro-rated for non-employee directors who do not serve a full quarter. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and committee meetings and related activities. Our only employee director, Mr. Fraser, receives no separate compensation for his service in such capacity.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

DIRECTOR COMPENSATION (continued)

2023 DIRECTOR COMPENSATION

The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered in all capacities by each person who served as a non-employee director during the year ended December 31, 2023.

Name of Non-Employee Director	Fee Earned or Paid in Cash($)	Stock Awards($)(1)	Option Awards($)(2)	Total($)
Daniel Geffken	60,000	2,460	3,144	65,604
Robert Scott, M.D.	57,500	2,460	3,144	63,104
Leslie J. Williams	56,250	2,460	3,144	61,854
Mark Strobeck, Ph.D.	26,000	2,783	3,557	32,340
James Huang (3)	19,464	-	-	19,464

(1)

Represents the aggregate grant date fair value of RSUs computed in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 12 of the Audited Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2023. The amount reported in this column reflects the accounting costs for these RSUs and does not correspond to the actual economic value that may be received by the non-employee directors upon the vesting and/or settlement of the RSUs. As of December 31, 2023: (i) Mr. Geffken, Dr. Scott, and Ms. Williams each held RSUs representing the contingent right to receive 113 shares of our common stock; (ii) Dr. Strobeck held RSUs representing the contingent right to receive 128 shares of our common stock; and (iii) Mr. Huang did not hold any RSUs.

(2)

Represents the aggregate grant date fair value of option awards computed in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 12 of the Audited Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2023. These amounts reflect the accounting costs for these options and do not correspond to the actual economic value that may be realized by the non-employee directors upon the exercise of the stock options or the sale of the underlying shares of common stock. As of December 31, 2023: (i) Mr. Huang held options to purchase 64 shares of our common stock; (ii) Mr. Geffken held options to purchase 235 shares of our common stock; (iii) Dr. Scott and Ms. Williams each held options to purchase 213 shares of our common stock; and (iv) Dr. Strobeck held options to purchase 193 shares of our common stock.

(3)	Mr. Huang resigned from our Board effective April 18, 2023.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with EisnerAmper LLP, our independent registered public accounting firm, and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by EisnerAmper LLP, our independent registered public accounting firm, during the years ended December 31, 2023 and 2022, and by Ernst & Young LLP, our independent registered public accounting firm, during the year ended December 31, 2022.

Service	2023	2022
EisnerAmper LLP
Audit Fees	$368,550	257,250
Tax Fees	⸺	⸺
Total	368,550	257,250

Ernst & Young LLP
Audit Fees	⸺	75,000
Tax Fees	⸺	⸺
Total	⸺	75,000

Total fees	$368,550	$332,250

“Audit fees” include fees incurred for: (i) professional services rendered for the audit of our annual financial statements; (ii) the review of quarterly financial statements, (iii) issuance of consents associated with the filing of registration statements; (iv) delivery of auditor comfort letters, and (v) a statutory audit.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

DIRECTOR COMPENSATION (continued)

“Tax fees” consisted of all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax compliance and reporting.

The Audit Committee considered whether the provision of all other services by EisnerAmper LLP and Ernst & Young LLP is compatible with maintaining the independence and has concluded that EisnerAmper LLP and Ernst & Young LLP are both independent.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves specified audit and non-audit services prior to the engagement of our independent registered public accounting firm. With respect to other audit and non-audit services, the Chair of the Audit Committee has the authority to approve any additional audit services and permissible non-audit services, provided the Chair informs the Audit Committee of such approval at its next regularly scheduled meeting. Our Controller monitors the performance of all services rendered by our independent auditors, determines whether such services are within the list of pre-approved services and informs the Audit Committee on a timely basis of any such services.

On an ongoing basis, our CFO, together with our independent registered public accounting firm, is responsible to submit to the Audit Committee all requests for approval of services that require a specific pre-approval. The Audit Committee reviews these requests and advises management and the independent registered public accounting firm if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, management reports to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee of the Audit Committee, provided that any such pre-approvals are reported at the next Audit Committee meeting.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2023.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As previously disclosed in a Current Report on Form 8-K filed with the SEC on May 11, 2022, on May 10, 2022, we notified Ernst & Young LLP that it was being dismissed as our independent registered public accounting firm effective immediately. The decision to dismiss Ernst & Young LLP as our independent registered public accounting firm was at the direction of and approved by the Audit Committee after a competitive proposal process.

The reports of Ernst & Young LLP on our consolidated financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended December 31, 2021 contained an explanatory paragraph expressing substantial doubt as to our ability to continue as a going concern as a result of recurring losses.

During the two fiscal years ended December 31, 2021 and the subsequent interim period through May 10, 2022, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, or Regulation S-K, and the related instructions thereto, with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

We provided Ernst & Young LLP with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from Ernst & Young LLP addressed to the SEC stating that it agreed with the above statements. This letter was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on May 11, 2022.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

DIRECTOR COMPENSATION (continued)

On May 9, 2022, the Audit Committee approved the appointment of EisnerAmper LLP, or EisnerAmper, as our new independent registered public accounting firm for the fiscal year ending December 31, 2022, effective immediately, subject to completion of EisnerAmper’s standard client acceptance procedures and execution of an engagement letter. We notified EisnerAmper on May 10, 2022 that it would be engaged as our independent registered public accounting firm. During our two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through May 10, 2022, neither we nor anyone acting on our behalf consulted with EisnerAmper regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Representatives of EisnerAmper LLP are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of our financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm for the fiscal years ended December 31, 2023 and 2022, EisnerAmper LLP, performed an independent audit of the consolidated financial statements and expressed an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee and the chairman of the Audit Committee have met with management during fiscal year 2023 to consider the adequacy of our internal controls, and discussed these matters and the overall scope and plans for our audit with EisnerAmper LLP. The Audit Committee also discussed our disclosure controls and procedures with management and EisnerAmper LLP.

The Audit Committee has reviewed and discussed management’s assessment of the effectiveness of our internal controls and the audited consolidated financial statements contained in our 2023 Annual Report with management. The Audit Committee has discussed with EisnerAmper LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communication with Audit Committees” and U.S. Securities and Exchange Commission standards. In addition, EisnerAmper LLP has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EisnerAmper LLP its independence.

The Audit Committee also considered whether the provision of non-audit services of EisnerAmper LLP to us is compatible with the auditor’s independence. The Audit Committee has concluded that EisnerAmper LLP is independent from us and our management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our 2023 Annual Report.

Audit Committee*

Jed Latkin, Chair (appointed to our Audit Committee on August 13, 2024)

Saundra Pelletier (appointed to our Audit Committee on August 13, 2024)

Mark Strobeck, Ph.D.

* Daniel Geffken and Leslie J. Williams served as members of our Audit Committee during the 2023 fiscal year until their resignation from the Board on August 13, 2024.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Craig E. Fraser	President, Chief Executive Officer and Chairman	60
Eric Curtis	Senior Vice President, Chief Operating Officer	56
Steven Simonson, M.D.	Senior Vice President, Chief Medical Officer	66

Craig E. Fraser - President, Chief Executive Officer and Chairman

See biography information under the section “Board of Directors” above.

Eric Curtis - Senior Vice President, Chief Operating Officer

Mr. Curtis has served as our Senior Vice President and Chief Operating Officer since March 2020. Prior to joining us, he served as Chief Executive Officer and President of Centurion BioPharma, a biopharmaceutical research and development focused company and a private subsidiary of CytRx Corporation, from June 2018 to November 2019. Mr. Curtis was primarily responsible for the company’s corporate strategy, pipeline development plan and business development. Prior to that role, he was President and Chief Operating Officer of CytRx Corporation, a biopharmaceutical company focused in oncology, from February 2018 to March 2020. Mr. Curtis’ responsibilities included corporate strategy, pipeline development and investor relations. Before that, Mr. Curtis was principal of Curtis Biopharm Consulting where he led his consulting business to work with the chief executive officers of several biopharmaceutical companies on refining their company’s strategic product development, commercialization effectiveness and focusing resources from 2016 to February 2018. Before that, Mr. Curtis served as President, US Commercial of Aegerion Pharmaceuticals, a biopharmaceutical company from 2014 to 2016. He led the commercial organization for US, represented commercial for global business development and was the lead of commercial for investor relations strategy and execution. Mr. Curtis earned his MBA from Pennsylvania State University, and his B.S. in Business and Psychology from the University of Pittsburgh.

Steven Simonson, M.D. - Senior Vice President, Chief Medical Officer

Dr. Simonson has served as our Senior Vice President and Chief Medical Officer, or CMO, since April 2017, having previously served as our Senior Vice President and Chief Development Officer from October 2014 to April 2017, and our Vice President, Clinical Development, upon joining Windtree in May of 2014. Dr. Simonson brings to us over 25 years of medical practice and pharmaceutical industry clinical trial experience with a significant background in drug development, including preclinical, first time into human and phases 1-4, and IND, NDA, and sNDA experience. Dr. Simonson spent 15 years at AstraZeneca Pharmaceuticals in areas of medical and clinical leadership primarily in the pulmonary, cardiovascular, and critical care therapeutic areas. He has been involved in or led several successful IND and NDA filings. He spent the next two years as Vice President of Clinical Development at Agennix, Inc., a biopharmaceutical company primarily focused in oncology and sepsis. Dr. Simonson was also an Executive Director in the Molecule Development Group at Covance, a biopharmaceutical development services company, where he applied his experience to developing clinical development programs for small and mid-size biotech and pharmaceutical companies. Dr. Simonson completed training in internal medicine followed by a fellowship in pulmonary and critical care medicine at Duke University Medical Center. He then held several faculty appointments at Duke in the departments of Anesthesiology and Medicine, including the divisions of Pulmonary and Critical Care Medicine. He is a Fellow of the American College of Chest Physicians, and author or co-author of multiple peer reviewed publications, abstracts, posters and chapters. Dr. Simonson received his medical degree from the Medical College of Wisconsin, and his Master of Health Sciences degree in Biometry from the Duke University School of Medicine.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Overview

Our executive compensation program is designed to attract, motivate, incentivize and retain our executive officers who contribute to our long-term success. Pay that is competitive, rewards performance and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation programs to be weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our named executive officers for the year ended December 31, 2023 are:

●	Craig E. Fraser, our President and CEO;

●	Steven G. Simonson, M.D., our Senior Vice President and CMO;

●	Eric Curtis, our Senior Vice President and COO; and

●	Diane Carman, our Former Senior Vice President and General Counsel.

2023 SUMMARY COMPENSATION TABLE

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our named executive officers for services rendered during the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Craig E. Fraser	2023	557,300	55,499	70,926	9,900	(3)	693,625
President and CEO	2022	544,600	170,238	216,922	9,150		940,910
Steven G. Simonson, M.D.	2023	438,100	19,199	24,535	9,900	(3)	491,734
Senior Vice President and CMO	2022	434,952	67,626	86,283	9,150		598,011
Eric Curtis	2023	401,400	17,747	22,680	9,900	(3)	451,727
Senior Vice President and COO	2022	-	-	-	-		-
Diane Carman	2023	220,935	-	-	439,617	(4)	660,552
Former Senior Vice President and General Counsel	2022	-	-	-	-		-

(1)

Represents the aggregate grant date fair value of restricted stock unit awards, or RSUs, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, or ASC, Topic 718, Stock Compensation, or ASC Topic 718, and does not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 12 of the Audited Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2023. The amount reported in this column reflects the accounting costs for these RSUs and does not correspond to the actual economic value that may be received by the non-employee directors upon the vesting and/or settlement of the RSUs.

(2)

Represents the aggregate grant date fair value of option awards computed in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 12 of the Audited Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2023. The amount reported in this column reflects the accounting costs for these option awards and does not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options or the sale of the underlying shares of common stock.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EXECUTIVE COMPENSATION (continued)

(3)	The amount reported represents a 401(k) matching contribution in the amount of $9,900.

(4)

The amount reported represents (i) a 401(k) matching contribution in the amount of $4,950, and (ii) severance pay in connection with Ms. Carman’s separation from service with the Company effective July 21, 2023. Pursuant to her separation agreement described below, Ms. Carman received severance comprised of $394,100 of continued base salary payments and $40,567 in company-subsidized COBRA premiums.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

The compensation of our named executive officers generally consists of base salary, annual cash bonus opportunities, long-term incentive compensation in the form of equity awards and other benefits, as described below.

Base Salary

The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the NEO’s skill set, experience, role, responsibilities, and contributions. As of January 1, 2023, the annual base salaries for Mr. Fraser, Dr. Simonson, Mr. Curtis, and Ms. Carman were $557,300, $438,100, $401,400, and $394,100 respectively. There were no increases to the base salaries of our NEOs in 2023.

Annual Cash Bonus Opportunities

The performance-based cash bonus opportunity for each of our NEOs is expressed as a percentage of the applicable NEO’s base salary that can be achieved at a target level by meeting predetermined corporate and individual performance objectives. Each executive’s target bonus for the year is set forth in their employment agreements, as may be amended by the Compensation Committee from time to time. For 2023, our Compensation Committee and Board determined that each NEO’s bonus should be based principally on contribution towards the achievement of corporate goals relating to research and development, financial objectives, and positioning and awareness objectives. For 2023, the Compensation Committee recommended, and the Board established that the target bonus amount for Mr. Fraser be targeted at 50% of his base salary, and that the target bonus amounts for Dr. Simonson, Mr. Curtis, and Ms. Carman be targeted at 40% of their respective base salaries. The Compensation Committee determined that the overall corporate goals were not met at the threshold level of performance, and accordingly, no bonus payments were made for the 2023 year.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our NEOs. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Our Board or Compensation Committee approves equity grants in its discretion, which have historically been in the form of stock options and RSUs.

On August 23, 2023, the Compensation Committee approved grants of stock options to Messrs. Fraser and Curtis and Dr. Simonson to purchase 3,852, 1,232 and 1,332 shares of our common stock, respectively, each with a per share exercise price of $21.61. All options vest in equal annual installments on each of the first three anniversaries of the date of grant, subject to the NEO’s continuous service through the relevant vesting dates; provided, however, that such stock options may vest on an accelerated basis in connection with a qualifying termination of employment, as described in the section titled “-Executive Employment Agreements” below. See “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” for more information regarding equity awards made to our NEOs.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EXECUTIVE COMPENSATION (continued)

Other Benefits

We currently provide health and welfare benefits that are available to all of our employees, including our NEOs, including health, dental, life, vision and disability insurance.

In addition, we maintain, and the NEOs participate in, our 401(k) Plan that is intended to be qualified under Section 401(a) of the Code and that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis and under which we are permitted to make discretionary employer contributions. The 401(k) Plan also includes a discretionary company match in an amount per participant equal to 50% of each participant’s contribution (up to a maximum of 6% of the participant’s base salary).

We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.

CLAWBACK POLICY

In accordance with the requirements of the SEC and Nasdaq listing rules, the Board has adopted a compensation recovery policy, effective as of October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EXECUTIVE COMPENSATION (continued)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options – Exercisable (#)(1)	Number of Securities Underlying Unexercised Options – Unexercisable (#)(1)(4)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)(4)
Craig E. Fraser	02/02/16	4		124,824.43	02/02/26
	07/28/16	1		94,821.43	07/28/26
	03/01/17	2		65,892.86	03/01/27
	12/24/18	472		11,303.57	12/24/28
	03/19/19	38		11,517.86	03/19/29
	01/22/21	269	53	4,857.14	01/22/31
	03/04/22	166	114	910.71	03/04/32	124	1,607
	08/23/23	-	3,852	21.61	08/23/33	2,569	33,294
Steven G. Simonson, M.D.	03/01/17	1		65,892.86	03/01/27
	12/24/18	276		11,303.57	12/24/28
	03/19/19	18		11,517.86	03/19/29
	01/22/21	104	22	4,857.14	01/22/31
	03/04/22	67	44	910.71	03/04/32	49	635
	08/23/23	-	1,332	21.61	08/23/33	889	11,521
Eric Curtis	07/29/20	230	-	6,830.36	07/29/30
	01/22/21	47	21	4,857.14	01/22/31
	03/04/22	67	44	910.71	03/04/32	49	635
	08/23/23	-	1,232	21.61	08/23/33	821	10,640
Diane Carman	07/01/21	112	-	2,026.79	07/01/31
	03/04/22	49	-	910.71	03/04/32

(1)

Options granted in years prior to 2022 and options granted in 2023 vest and become exercisable in equal installments on each of the first three anniversaries of the applicable grant date, assuming that the NEO continues to be employed with us through each vesting date. Options granted in 2022 vest and become exercisable with respect to one-twelfth of the total number of shares subject to the options on a quarterly basis (every three months) following the applicable grant date, provided that the NEO remains in continuous service on each vesting date.

(2)

The RSUs represent a contingent right to receive the equivalent number of shares of common stock. These RSUs shall vest with respect to one-third of the total number of shares subject to the RSUs on an annual basis (every 12 months) following the applicable grant date, provided that the NEO remains in continuous service on each vesting date.

(3)

The market value of the unvested RSUs is calculated based on the number of RSUs at December 31, 2023 and the closing market price of our common stock on December 29, 2023, the last trading day of 2023, of $12.96 per share.

(4)	All unvested equity awards for our named executive officers are subject to vesting acceleration under certain circumstances, as described in the section titled “Executive Employment Agreements” below.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EXECUTIVE COMPENSATION (continued)

EXECUTIVE EMPLOYMENT AGREEMENTS

We are party to executive employment agreements, or the Executive Agreements, as amended from time to time, with each of our named executive officers, the key terms of which are described below.

Mr. Fraser’s Employment Agreement

We entered into an employment agreement with Mr. Fraser, effective February 1, 2016, which was subsequently amended. Mr. Fraser’s employment agreement provides for an annual base salary, which in 2023 was $557,300, and eligibility to receive an annual incentive-based cash bonus, which may be awarded at the discretion of the Compensation Committee, with a target amount equal to 50% of his base salary.

If Mr. Fraser’s employment is terminated due to death or Disability (as such term is defined in the employment agreement), all equity awards held by Mr. Fraser shall become fully vested and all stock options shall continue to be exercisable for the remainder of their stated term.

If Mr. Fraser’s employment is terminated by us without Cause or by Mr. Fraser for Good Reason prior to a Change of Control (as such terms are defined in the employment agreement) or after the 2nd anniversary of a Change of Control, Mr. Fraser will be eligible to receive the following, in addition to any amounts or benefits that are due under any of our vested plans or other policies, and on the condition that he enters into a separation agreement containing a final and effective plenary release of claims in a form acceptable to us, provided that all of our obligations shall cease if Mr. Fraser engages in a material breach of the employment agreement, or his restrictive covenant obligations, and fails to cure such breach within five business days after receipt from us of notice of such breach:

●

A pro rata bonus equal to a percentage of Mr. Fraser’s target bonus amount determined by dividing the total actual bonuses paid to other contract executives for the year in which the termination occurs by the aggregate of such other contract executives’ total target bonuses for that year, and further prorated for the number of days Mr. Fraser was employed in the year of termination, payable at the time that other contract executives are paid bonuses with respect to the year of termination;

●

A severance amount equal to the sum of Mr. Fraser’s base salary then in effect (determined without regard to any reduction constituting Good Reason) and the target bonus amount, payable in equal installments in accordance with our regular payroll schedule from the date of termination to the date that is 12 months after the date of termination, or the Severance Period;

●	All vested stock options and other similar equity awards held by Mr. Fraser shall continue to be exercisable during the Severance Period; and

●

During the Severance Period, if Mr. Fraser elects to continue medical benefits through the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, we will continue to pay our costs of Mr. Fraser’s and his dependents’ benefits as in effect on the date of termination as such benefits are provided to active employees, which obligation terminates in the event substantially similar coverage (determined on a benefit-by-benefit basis) is provided by a subsequent employer.

If Mr. Fraser’s employment is terminated by us without Cause or by Mr. Fraser for Good Reason prior to but in connection with a Change of Control or prior to the 2nd anniversary of a Change of Control, Mr. Fraser will be eligible to receive the following, in addition to any amounts or benefits that are due under any of our vested plans or other policies, and on the condition that he enters into a separation agreement containing a final and effective plenary release of claims in a form acceptable to us, provided that all of our obligations shall cease if Mr. Fraser engages in a material breach of the employment agreement, or his restrictive covenant obligations, and fails to cure such breach within five business days after receipt from us of notice of such breach:

●

A pro rata bonus equal to Mr. Fraser’s target bonus amount and prorated for the number of days Mr. Fraser was employed in the year of termination, payable in a lump sum within 10 days after the date of termination;

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EXECUTIVE COMPENSATION (continued)

●

A severance amount equal to 1.5 times the sum of Mr. Fraser’s base salary then in effect (determined without regard to any reduction constituting Good Reason) and the target bonus amount, payable in a lump sum within 10 days after the date of termination except in certain limited circumstances;

●	All equity awards held by Mr. Fraser shall accelerate and become fully vested and all stock options shall continue to be exercisable for the remainder of their stated terms; and

●

For a period of 18 months following the termination date, if Mr. Fraser elects to continue medical benefits through COBRA, we will continue to pay our costs of Mr. Fraser and his dependents’ benefits as in effect on the date of termination as such benefits are provided to active employees, which obligation terminates in the event substantially similar coverage (determined on a benefit-by-benefit basis) is provided by a subsequent employer.

In addition, upon a Change of Control, for a period of 24 months after the date of the Change of Control and provided that Mr. Fraser is employed on the last day of a fiscal year ending in that period, Mr. Fraser will be entitled to an annual bonus at least equal to Mr. Fraser’s target bonus amount, payable no later than March 15 in the next succeeding fiscal year.

Mr. Fraser’s employment agreement includes 12-month post-employment non-competition and non-solicitation covenants and provides for confidentiality and the assignment to us of all intellectual property.

Dr. Simonson’s Employment Agreement

We are a party to an employment agreement with Dr. Simonson, which was effective December 19, 2014, as subsequently amended on December 29, 2014 and March 13, 2018. Dr. Simonson’s employment agreement provides for an annual base salary, which in 2023 was $438,100, and an annual incentive-based cash bonus, which may be awarded at the discretion of the Compensation Committee, with a target amount equal to 40% of his annual base salary.

The employment agreement provides for Dr. Simonson to receive severance upon termination without Cause or by Dr. Simonson with Good Reason (as such terms are defined in the employment agreement) of (a) continued payment of base salary and subsidized COBRA benefits for 12 months following termination, which obligation terminates in the event substantially similar coverage (determined on a benefit-by-benefit basis) is provided by a subsequent employer, (b) a pro rata bonus equal to a percentage of Dr. Simonson’s target bonus amount determined by dividing the total actual bonuses paid to other contract executives for the year in which the termination occurs by the aggregate of such other contract executives’ total target bonuses for that year, and further prorated for the number of days Dr. Simonson was employed in the year of termination, payable at the time that other contract executives are paid bonuses with respect to the year of termination, and (c) during the 12-month period following termination, all vested stock options and similar equity awards held by Dr. Simonson shall continue to be exercisable (such benefits, the Simonson Severance Benefits).

If Dr. Simonson is terminated by us without Cause or Dr. Simonson terminates his employment with Good Reason within 24 months of a Change of Control (as defined in the employment agreement), or in certain specific circumstances prior to, but in connection with or anticipation of, a Change of Control (as defined in the employment agreement), the employment agreement further provides Dr. Simonson with severance, or the Simonson Change of Control Severance Benefits, consisting of a lump sum equal to 1.5 times Dr. Simonson’s base salary and annual bonus amount paid in a lump sum within 10 days after the date of termination, a pro rata bonus equal to Dr. Simonson’s target bonus amount prorated for the number of days Dr. Simonson was employed in the year of termination, payable in a lump sum within 10 days after the date of termination, 18 months of COBRA benefits, which obligation terminates in the event substantially similar coverage (determined on a benefit-by-benefit basis) is provided by a subsequent employer, full vesting and acceleration of Dr. Simonson’s equity awards upon the date of Dr. Simonson’s termination and the continued exercisability of Dr. Simonson’s equity awards for the remainder of their stated terms.

Dr. Simonson’s receipt of the Simonson Severance Benefits, or the Simonson Change of Control Severance Benefits, as applicable, is conditioned on his execution of a separation and release agreement in a form acceptable to us. In the case of a termination of Dr. Simonson’s employment due to death or disability, all shares of stock and all options shall become fully vested and any earned but unpaid annual bonus for the fiscal year preceding the termination date would be paid.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EXECUTIVE COMPENSATION (continued)

Mr. Curtis’s Employment Agreement

We are a party to an employment agreement with Mr. Curtis, which was effective March 1, 2020. Mr. Curtis’s employment agreement provides for an annual base salary, which in 2023 was $401,400, and an annual incentive-based cash bonus, which may be awarded at the discretion of the Compensation Committee, with a target amount equal to 40% of his annual base salary.

The employment agreement provides for Mr. Curtis to receive severance upon termination without Cause or by Mr. Curtis with Good Reason (as such terms are defined in the employment agreement) or in certain specific circumstances prior to, but in connection with or anticipation of, a Change of Control (as defined in the employment agreement) of (a) continued payment of base salary and subsidized COBRA benefits for 12 months following termination, (b) any earned but unpaid annual bonus for the fiscal year preceding Mr. Curtis’s date of termination and a pro rata bonus equal to the annual bonus Mr. Curtis would have earned absent his separation (as defined in the employment agreement) which amount shall be paid when our other executives are paid, and (c) during the 12-month period following termination, all vested stock options and similar equity awards held by Mr. Curtis shall continue to be exercisable (such benefits the Curtis Severance Benefits).

If Mr. Curtis is terminated by us without Cause or Mr. Curtis terminates his employment with Good Reason within 24 months after a Change of Control (as defined in the employment agreement), the employment agreement further provides Mr. Curtis with severance, or the Curtis Change of Control Severance Benefits, consisting of any earned but unpaid annual bonus for the fiscal year preceding the date of Mr. Curtis’s termination, a lump sum equal to 1.5 times Mr. Curtis’s base salary and annual bonus amount paid in a lump sum within 10 days after the date of termination, 18 months of COBRA benefits (which obligation terminates in the event he becomes eligible for group health plan benefits under a subsequent employer’s or a spouse’s employer’s plan), full vesting and acceleration of Mr. Curtis’s equity awards upon the date of Mr. Curtis’s termination and the continued exercisability of Mr. Curtis’s equity awards for the remainder of their stated terms.

Mr. Curtis’s receipt of the Curtis Severance Benefits, or the Curtis Change of Control Severance Benefits, as applicable, is conditioned on his execution of a separation and release agreement in a form acceptable to us. The employment agreement further provides that in the event of a Change of Control transaction, all of Mr. Curtis’s outstanding equity incentive awards will become fully vested so long as Mr. Curtis is actively employed by us at the time of such transaction. In the case of a termination of Mr. Curtis’s employment due to death or disability, all shares of stock and all options shall become fully vested and any earned but unpaid annual bonus for the fiscal year preceding the termination date would be paid.

Ms. Carman’s Separation Agreement

In connection with Ms. Carman’s termination without cause, we entered into a separation agreement dated as of August 18, 2023, providing her with the following benefits in exchange for a release of claims in favor of us and further subject to Ms. Carman’s continued compliance with the terms of our restrictive covenant agreement entered into with her: twelve months of continued base salary payments and company-subsidized COBRA continuation payments for up to 12 months.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer, or PEO, and Non-PEO NEOs and Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO[1]($)	Compensation Actually Paid to PEO[1,2,3]($)	Average Summary Compensation Table Total for Non-PEO NEOs[1]($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3]($)	Value of Initial Fixed $100 Investment based on TSR[4] ($)	Net Income ($ Thousands)
2023	693,625	599,099	534,671	501,216	0.28	(20,291)
2022	940,910	432,883	579,544	319,145	3.31	(39,208)
2021	1,877,162	649,714	882,752	188,792	31.29	(67,636)

(1)	Craig E. Fraser was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021 - 2022	2023
John P. Hamill	Steven G. Simonson, M.D.
Steven G. Simonson, M.D.	Eric Curtis
Diane Carman

(2)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our NEOs. These amounts reflect the Summary Compensation Table total with certain adjustments as described in footnote 3 below. Due to an inadvertent error, the averages reported for 2022 for the Non-PEO NEOs were misstated by $1,000 and have been corrected as shown above and below. The Compensation Committee did not consider the pay versus performance disclosure above in making its pay decisions for any of the years shown.

(3)

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO($)	Exclusion of Stock Awards and Option Awards for PEO($)	Inclusion of Equity Values for PEO($)	Compensation Actually Paid to PEO($)
2023	693,625	(126,425)	31,899	599,099

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	534,671	(28,054)	(5,401)	501,216
2022	579,544	(153,909)	(106,490)	319,145

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

PAY VERSUS PERFORMANCE (continued)

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2023	76,355	(33,676)	—	(10,780)	—	—	31,899

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non- PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non- PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	16,942	(8,826)	—	(6,769)	(6,748)	—	(5,401)
2022	20,685	(92,829)	6,815	(41,161)	—	—	(106,490)

(4)

Assumes $100 was invested in the Company for the period starting December 31, 2020, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

PAY VERSUS PERFORMANCE (continued)

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our cumulative Total Shareholder Return, or TSR, over the three most recently completed fiscal years.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

We describe below transactions and series of similar transactions, since January 1, 2022 or currently proposed, to which we were a party or will be a party, in which:

●	the amounts involved exceeded $120,000; and

●	any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements, which are described where required under the sections titled “Management-Board Leadership Structure” and “Executive Compensation.”

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related party transaction subject to our policy, and upon such determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. All of the transactions described below either were approved or ratified in compliance with this policy.

RELATED PERSON TRANSACTIONS

Since January 1, 2022, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Lee’s Pharmaceutical Holdings Limited and Affiliates

We have received substantial support from Lee’s Holdings. Lee’s Holdings is a company incorporated in the Cayman Islands with limited liability, whose common stock is listed on the Hong Kong Stock Exchange. As of December 31, 2023 and 2022, Lee’s Holdings’ beneficial ownership of our issued and outstanding shares of common stock was 2% and 13%, respectively.

Asia License Agreement

On August 17, 2022, we entered into an Amended and Restated License, Development and Commercialization Agreement, or the A&R License Agreement, with Lee’s (HK), and Zhaoke Pharmaceutical (Hefei) Co. Ltd., or Zhaoke, a company organized under the laws of the People’s Republic of China, effective as of August 9, 2022. We refer to Zhaoke and Lee’s (HK) together as the “Licensee.” The A&R License Agreement amends, restates, and supersedes the Asia License Agreement.

Under the A&R License Agreement, we granted to Licensee an exclusive license, with a right to sublicense, to develop, register, make, use, sell, offer for sale, import, distribute, and otherwise commercialize our KL4 surfactant products, including SURFAXIN®, the lyophilized dosage form of SURFAXIN, and aerosolized KL4 surfactant, in each case for the prevention, mitigation and/or treatment of any respiratory disease, disorder, or condition in humans worldwide, except for Andorra, Greece, and Italy (including the Republic of San Marino and Vatican City), Portugal, and Spain, or the Licensed Territory, which countries are currently exclusively licensed to Laboratorios Del Dr. Esteve, S.A.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)

We may receive up to $78.9 million in potential clinical, regulatory, and commercial milestone payments under the A&R License Agreement. We are also entitled to receive a low double-digit percentage of Licensee’s non-royalty sublicense income. Further, Licensee is solely and exclusively responsible for all costs and activities related to the development, manufacturing, regulatory approval, and commercialization of licensed products in the Licensed Territory, including all royalties payable in respect of third-party intellectual property rights sublicensed by us to Licensee and all intellectual property prosecution, maintenance and defense activities and costs.

Panacea Venture Management Company Ltd.

As of December 31, 2023 and 2022, Panacea Venture Management Company Ltd.’s, or Panacea’s, beneficial ownership of our issued and outstanding shares of common stock was 1% and 9%, respectively. James Huang, who in connection with the CVie Acquisition in December 2018 was appointed as a director and Chairman of our Board, is a founding and Managing Partner to Panacea. On April 18, 2023, Mr. Huang resigned as a member of the Board.

February 2023 Warrant Exercise Inducement Offer Letter

On February 21, 2023, we entered into a warrant exercise inducement offer letter with Panacea Venture Healthcare Fund I, L.P., a holder of certain of our: (i) warrants issued in July 2018 to purchase 1,250 shares of common stock with an exercise price of $600.00 per share; (ii) warrants issued in December 2018 to purchase 9,960 shares of common stock with an exercise price of $607.50 per share; (iii) warrants issued in December 2019 to purchase 5,519 shares of common stock with an exercise price of $604.50 per share; and (iv) warrants issued in May 2020 to purchase 5,517 shares of common stock with an exercise price of $398.75 per share (collectively, the February 2023 Existing Warrants).

Pursuant to the terms of the inducement letter, we agreed to amend the February 2023 Existing Warrants by lowering the exercise price of the February 2023 Existing Warrants to $7.06 per share. Additionally, the exercising holder agreed to exercise for cash all of their February 2023 Existing Warrants to purchase an aggregate of 22,246 shares of common stock in exchange for our agreement to issue to such exercising holder new warrants, or the February 2023 New Warrants, to purchase up to an aggregate of 44,492 shares of common stock. We received aggregate gross proceeds of approximately $157,000 from the exercise of the February 2023 Existing Warrants by the exercising holders.

Each February 2023 New Warrant is exercisable into shares of common stock at a price per share of $10.76, will be exercisable six months following its date of issuance, or the initial exercise date, and will expire on the fifth anniversary the initial exercise date. Subject to limited exceptions, Panacea will not have the right to exercise any portion of its February 2023 New Warrants if Panacea (together with Panacea’s affiliates, and any persons acting as a group together with Panacea or any of Panacea’s affiliates) would beneficially own a number of shares of our common stock in excess of 19.99% of our total shares of common stock outstanding.

Other Transactions

We have granted stock options to our named executive officers and certain of our directors. See “Director Compensation-2023 Director Compensation” and “Executive Compensation-Outstanding Equity Awards at Fiscal Year-End” for a description of these stock options.

We have entered into change of control and severance agreements with certain of our executive officers that provide for certain severance and change in control benefits. See “Executive Compensation-Employment Agreements.”

During 2022, we incurred $0.4 million in research and development expenses for services provided by an affiliate of Lee’s Holdings to our wholly owned subsidiary, CVie Therapeutics Limited.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements, our Charter and our Bylaws require us to indemnify directors to the fullest extent permitted by Delaware law.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information as of August 5, 2024, regarding the beneficial ownership of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

●	each of our named executive officers and directors; and

●	all of our executive officers as a group.

The percentage of common stock outstanding is based on 591,909 shares of our common stock outstanding as of August 5, 2024. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of August 5, 2024 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Windtree Therapeutics, Inc. 2600 Kelly Road, Suite 100, Warrington, PA 18976.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage
Greater than 5% Stockholder
Deerfield Entities(1)	33,793	5.71%
Lincoln Park Capital Fund, LLC(2)	34,130	5.60%
Directors and Named Executive Officers
Mark Strobeck, Ph.D.	⸺	⸺%
Craig E. Fraser (3)	2,892	*%
Jed Latkin	⸺	⸺%
Saundra Pelletier	⸺	⸺%
Steven G. Simonson, M.D. (4)	998	*%
Eric Curtis (5)	818	*%
Former Officer
Diane Carman (6)	21	*%
Executive Officers and Directors as a group (6 persons) (7)	5,485	*%

*	Less than 1%

(1)

Includes 18,045 shares of common stock issued to Deerfield PDI Financing II, L.P. and 15,748 shares of common stock issued to Deerfield Private Design Fund II, L.P. for a total of 33,793 shares of common stock. Deerfield Mgmt, L.P. is the general partner of Deerfield PDI Financing II, L.P. and Deerfield Private Design Fund II, L.P. (collectively, the Deerfield Entities). Deerfield Management Company, L.P. is the investment manager of the Deerfield Entities. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt, L.P. and Deerfield Management Company, L.P. Each of Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the shares of common stock of our company beneficially owned by the Deerfield Entities. The selling stockholder’s address is c/o Deerfield Management Company, L.P., 345 Park Avenue South, 12th Floor, New York, New York 10010.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

(2)

Includes 17,065 shares of common stock and 17,065 April 2023 Warrants to purchase 17,065 shares of common stock exercisable within 60 days of August 5, 2024. The April 2023 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%). Lincoln Park Capital, LLC, or LPC, is the Managing Member of Lincoln Park Capital Fund, LLC, or LPC Fund. Rockledge Capital Corporation, or RCC, and Alex Noah Investors, Inc., or Alex Noah, are the Managing Members of LPC. Joshua B. Scheinfeld is the president and sole shareholder of RCC, as well as a principal of LPC. Jonathan I. Cope is the president and sole shareholder of Alex Noah, as well as a principal of LPC. As a result of the foregoing, Mr. Scheinfeld and Mr. Cope have shared voting and shared investment power over the shares of common stock held directly by LPC Fund. Pursuant to Section 13(d) of the Act and the rules thereunder, each of LPC, RCC, Mr. Scheinfeld, Alex Noah, and Mr. Cope may be deemed to be a beneficial owner of the shares of Common Stock of the Issuer beneficially owned directly by LPC Fund. Pursuant to Rule 13(d)(4) of the Exchange Act, each of LPC, RCC, Mr. Scheinfeld, Alex Noah, and Mr. Cope disclaims beneficial ownership of the shares of common stock held directly by LPC Fund. The address for LPC Fund, LPC, RCC, Mr. Scheinfeld, Alex Noah, and Mr. Cope is 440 North Wells, Suite 410, Chicago, Illinois 60654.

(3)

Includes 598 shares of common stock, 2 May 2020 Warrants to purchase 2 shares of common stock exercisable within 60 days of August 5, 2024, 2 March 2021 Warrants to purchase 2 shares of common stock exercisable within 60 days of August 5, 2024, and options to purchase 2,290 shares of common stock exercisable within 60 days of August 5, 2024. The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).

(4)

Includes 60 shares of common stock, 1 May 2020 Warrants to purchase 1 shares of common stock exercisable within 60 days of August 5, 2024, 2 March 2021 Warrants to purchase 2 shares of common stock exercisable within 60 days of August 5, 2024, and options to purchase 934 shares of common stock exercisable within 60 days of August 5, 2024. The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).

(5)	Includes 42 shares of common stock and options to purchase 776 shares of common stock exercisable within 60 days of August 5, 2024.

(6)	Includes 21 shares of common stock.

(7)	This information does not include securities held by Ms. Carman, who is no longer an officer.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning awards that have been and may be issued under equity compensation plans approved by security holders and individual compensation arrangements not approved by security holders, in each case, as of December 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2020 Long-Term Incentive Plan(2)	22,031	$458.00	18,967
2011 Long-Term Incentive Plan(2)	1,606	10,795.37	⸻
Equity compensation plans not approved by security holders
Inducement Grants(3)	116	6,261.09	⸻
Total	23,753	$1,572.09	18,967

(1)	Represents the weighted-average exercise price of outstanding stock options. As RSUs do not have any exercise price, such units are not included in the weighted average exercise price calculation.

(2)

The 2011 Plan terminated on the effective date of the 2020 Plan. All shares that were available under the 2011 Plan, including any that are expired, forfeited or otherwise returnable to the 2011 Plan are transferred to and become available for grant under the 2020 Plan. All awards granted under the 2011 Plan continue to be governed by the terms of the 2011 Plan and the award agreements.

(3)

Reflects grants of stock options to purchase an aggregate of 116 shares of common stock pursuant to individual compensation arrangements entered into with two employees in reliance on the employment inducement exemption provided under Nasdaq Listing Rule 5635(c)(4).

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Directors, Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will vote on the election of four director nominees named in this Proxy Statement as directors, each to serve until our 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Craig E. Fraser, Jed Latkin, Saundra Pelletier and Mark Strobeck, Ph.D., for election to our Board at the Annual Meeting. It has been determined that Robert Scott, M.D., a current member of the Board, will not stand for re-election at the Annual Meeting, and his service as a member of the Board will end effective at the conclusion of the Annual Meeting. After careful consideration, we have elected to reduce the size of our Board from five to four directors, effective as of the date of the Annual Meeting. We extend our deepest gratitude to Dr. Scott for his distinguished service to the Board.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

Vote Required

The affirmative vote of a plurality of votes properly cast is required to elect the four director nominees. The four nominees receiving the most votes will be elected as directors. Votes withheld and broker non-votes have no effect on the outcome on the election of directors.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF OUR FOUR DIRECTOR NOMINEES.	✔

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or us. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures, which describe the 2023 compensation of our named executive officers.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.

Vote Required

The affirmative vote of a majority of votes properly cast is required for the approval, on an advisory basis, of the compensation paid to our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AT THE ANNUAL MEETING.	✔

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

The Audit Committee of the Board has appointed and engaged EisnerAmper LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of us and our subsidiaries for the 2024 fiscal year, and to perform audit-related services. EisnerAmper LLP has served as our independent registered public accounting firm since 2022.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of EisnerAmper LLP as our independent registered public accounting firm for the 2024 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EisnerAmper LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EisnerAmper LLP, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of EisnerAmper LLP are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

The affirmative vote of a majority of votes properly cast is required for the ratification of our independent registered public accounting firm. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.	✔

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

PROPOSAL 4: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), PURSUANT TO THE COMMITTED EQUITY FINANCING

Overview

As described in more detail below, on June 26, 2024, we entered into a Common Stock Purchase Agreement, or the Purchase Agreement, by and between us and Seven Knots, LLC, Seven Knots, establishing an equity line of credit, or the Committed Equity Financing, pursuant to which we may sell shares of common stock to Seven Knots from time to time in its discretion.

Our common stock is listed on the Nasdaq Global Market, and, as such, we are subject to the applicable rules of the Nasdaq, including Nasdaq Listing Rule 5635(d). Nasdaq Listing Rule 5635(d) requires stockholder approval prior to certain issuances with respect to common stock (or securities convertible into or exercisable for common stock), other than in a public offering, of greater than or equal to 20% of the outstanding common stock or voting power of the issuer prior to the offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules). Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price of our common stock immediately preceding the signing of the binding agreement; or (ii) the average closing price of our common stock for the five trading days immediately preceding the signing of the binding agreement. In order for the purchase price in the private placement to comply with the Minimum Price requirement under Nasdaq Listing Rule 5635(d), we may not issue shares in excess of 20% of the outstanding common stock prior to the date of the Common Stock Purchase Agreement at an average price less than $3.31 until stockholder approval allowing the issuance of the underlying shares of common stock is obtained.

Committed Equity Financing

Pursuant to the Common Stock Purchase Agreement, Seven Knots shall: (a) purchase from us up to the lesser of (i) $35 million of newly issued shares of common stock and (ii) 19.99% of the total number of shares of common stock outstanding immediately prior to the execution of the Common Stock Purchase Agreement, or the Purchase Shares, at an average price less than $3.31; provided however that such limitations will not apply if we obtain stockholder approval to issue additional shares of common stock.

Sales of common stock to Seven Knots under the Common Stock Purchase Agreement, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of our common stock and determinations by us regarding the use of proceeds from any sale of such common stock.

Pursuant to the Common Stock Purchase Agreement, on any business day on which the closing sale price of our common stock is equal to or greater than $0.50, or the Purchase Date, we may direct Seven Knots to purchase a specified number of shares of common stock, or a Fixed Purchase, not to exceed 10,000 shares or $50,000 at a purchase price equal to the lesser of 95% of the lower of (i) the daily volume weighted average price, or VWAP, of our common stock for the five trading days immediately preceding the applicable Purchase Date for such Fixed Purchase and (ii) the closing price of a share of common stock during the full trading day on the trading day immediately following such applicable Purchase Date; provided, however, that if the resulting price is less than $0.50 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), then the percentage applied shall be 90% instead of the 95% referred to above.

In addition, on any business day on which the closing sale price of our common stock is equal to or greater than $0.50 and such business day is also the Purchase Date for a Fixed Purchase of an amount of shares of common stock not less than the applicable Fixed Purchase Maximum Amount (as defined in the Common Stock Purchase Agreement), or the VWAP Purchase Date, we may also direct Seven Knots to purchase, on the immediately following business day, an additional number of shares of common stock in an amount up to the VWAP Purchase Maximum Amount (as defined in the Common Stock Purchase Agreement), or a VWAP Purchase, at a purchase price equal to the lesser of 95% of (i) the closing sale price of our common stock on the applicable VWAP Purchase Date and (ii) the VWAP during the period on the applicable VWAP Purchase Date beginning at the opening of trading and ending at the VWAP Purchase Termination Time (as defined in the Common Stock Purchase Agreement); provided, however, that if the resulting price is less than $0.50 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), then the percentage applied shall be 90% instead of the 95% referred to above. Further, on any business day that is also the VWAP Purchase Date for a VWAP Purchase, we may also direct Seven Knots to purchase, on such same business day, an additional number of shares of common stock in an amount up to the Additional VWAP Purchase Maximum Amount (as defined in the Common Stock Purchase Agreement), or an Additional VWAP Purchase at a purchase price equal to the lesser of 95% of (i) the closing sale price of our common stock on the applicable Additional VWAP Purchase Date and (ii) the VWAP during the Additional VWAP Purchase Period (as defined in the Common Stock Purchase Agreement) on the applicable Additional VWAP Purchase Date; provided, however, that if the resulting price is less than $0.50 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), then the percentage applied shall be 90% instead of the 95% referred to above. For additional information on the transaction and the terms of the Common Stock Purchase Agreement, please see our Current Report on Form 8-K filed with the SEC on July 1, 2024.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of common stock pursuant to the Committed Equity Financing. Assuming the issuance of all of the Purchase Shares, Seven Knots would collectively own approximately 10,574,018 shares of common stock, assuming the shares to be issued are sold at a price of $ 3.31 per share, without giving effect to the beneficial 4.99% beneficial ownership limitation set forth in the Common Stock Purchase Agreement, or the Beneficial Ownership Limitation. Such shares would constitute approximately 95% of the outstanding common stock. Because the issuance price of the Purchase Shares may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. The ownership interest of the existing stockholders (other than Seven Knots) would be correspondingly reduced. The number of shares of common stock described above does not give effect to (i) the potential future issuance of shares of common stock upon the conversion of the Series C Preferred Stock or exercise of the Warrants, (ii) the potential future issuance of additional shares of common stock due to potential future anti-dilution adjustments on the Series C Preferred Stock or Warrants, (iii) the potential future issuance of shares of common stock pursuant to other outstanding options and warrants, or (iv) any other potential future issuances of common stock. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

If the stockholders do not approve this proposal, we will be unable to issue any Purchase Shares pursuant to the Committed Equity Financing in an amount greater than 19.99% of the total number of shares of common stock outstanding immediately prior to the execution of the Common Stock Purchase Agreement (591,909 shares) if such sales are, in the aggregate, in an amount less than $3.31. Accordingly, if stockholder approval of this proposal is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. If we utilize the full Committed Equity Financing, we expect to receive gross proceeds of $35 million upon issuance of all of the Purchase Shares. However, any sales under the Committed Equity Financing are at our discretion and we may sell less than $35 million of shares of common stock.

Our ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon its ability to raise capital and satisfy our ongoing business needs. If we are unable to issue Purchase Shares pursuant to the Committed Equity Financing, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of approval of the issuance of shares of common stock, in accordance with Nasdaq listing rule 5635(d), pursuant to the Committed Equity Financing. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ISSUANCE OF SHARES OF COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), PURSUANT TO THE COMMITTED EQUITY FINANCING.	✔

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

PROPOSAL 5: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), UPON THE CONVERSION OF SERIES C PREFERRED STOCK AND THE EXERCISE OF THE WARRANTS

Overview

As described in more detail below, in July 2024, we issued an aggregate of 17,540 shares of our Series C convertible preferred stock, par value $0.001 per share, or the Series C Preferred Stock, and warrants to purchase 3,778,925 shares of Common Stock, or the Warrants in the Private Placement (as defined below).

Our common stock is listed on the Nasdaq Global Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, or Nasdaq, including Nasdaq Listing Rule 5635(d). Nasdaq Listing Rule 5635(d) requires stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price of our common stock immediately preceding the signing of the binding agreement; or (ii) the average closing price of our common stock for the five trading days immediately preceding the signing of the binding agreement. In order for the purchase price in the private placement to comply with the Minimum Price requirement under Nasdaq Listing Rule 5635(d), we may not issue shares in excess of 20% of the outstanding common stock prior to the date of the Common Stock Purchase Agreement at a price less than $3.74 until stockholder approval allowing the issuance of the underlying shares of common stock is obtained.

Each holder of Series C Preferred Stock may convert all, or any part, of the outstanding Series C Preferred Stock, at any time at such holder’s option, into shares of our common stock at a fixed “Conversion Price” of $3.74, which is subject to adjustment as provided in the Series C Certificate of Designations (as summarized in the “Description of Capital Stock” section herein) to no lower than $1.28. Assuming the issuance of all shares of common stock upon conversion of the Series C Preferred Stock and upon the exercise of all of the Warrants, investors in the Private Placement, or the Investors, would own approximately 8.5 million shares of common stock, assuming conversion at the initial conversion price of $3.74 per share and exercise price of $4.11 per warrant. Such shares would constitute approximately 93% of the outstanding common stock. Because the conversion price of the Series C Preferred Stock and the exercise price of the Warrants may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. In addition, under the terms of the Series C Preferred Stock and the Warrants, an Investor may not convert the Series C Preferred Stock or exercise the Warrants to the extent (but only to the extent) such Investor or any of its affiliates would beneficially own a number of shares of common stock which would exceed 4.99%, or, at the election of the Investor, a number of shares of common stock which would exceed 9.99% of our total shares of common stock outstanding as of such time.

Private Placement

In July 22, 2024, we consummated the first tranche of a private placement of 16,260 shares of Series C Preferred Stock and 3,503,523 Warrants, pursuant to the Securities Purchase Agreement, dated July 18, 2024, by and among us and certain Investors for aggregate proceeds to us of approximately $12.9 million, of which $9.5 million was paid through the cancellation and extinguishment of certain holders' (x) outstanding principal amount, conversion/exchange premiums and all accrued interest and dividends thereon under our (i) 10% senior convertible notes due January 2025, (ii) senior secured notes due June 2025, (iii) senior unsecured promissory notes due July 2025, and/or (iv) senior secured notes due July 2025, and (y) 5,500 shares of our Series B Convertible Preferred Stock, $0.001 par value. On July 29, 2024, we consummated the second tranche of a private placement of 1,280 shares of Series C Preferred Stock and 275,402 Warrants, pursuant to the Securities Purchase Agreement, dated July 26, 2024, by and among us and certain Investors for aggregate proceeds to us of approximately $1.0 million. We refer to such transactions collectively as the “Private Placement.”

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

Description of Securities

See “Description of Capital Stock” for a description of the Series C Preferred Stock and the Warrants.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of common stock upon the conversion of the shares of Series C Preferred Stock and upon the exercise of the Warrants. Assuming the issuance of all shares of common stock upon conversion of the Series C Preferred Stock and upon the exercise of all of the Warrants, the Investors would own approximately 8.5 million shares of common stock, assuming conversion at the initial conversion price of $3.74 per share and exercise price of $4.11 per warrant. Such shares would constitute approximately 93% of our common stock. Because the conversion price of the Series C Preferred Stock and the exercise price of the Warrants may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. The ownership interest of the existing stockholders (other than the Investors) would be correspondingly reduced. The number of shares of common stock described above does not give effect to (i) the potential future issuance of additional shares of common stock due to potential future anti-dilution adjustments on the Series C Preferred Stock or Warrants, (ii) the potential future issuance of shares of common stock pursuant to the Committed Equity Financing, (iii) the potential future issuance of shares of common stock pursuant to other outstanding options and warrants, (iv) the potential for changes to the conversion price as a result of adjustments pursuant to the Series C Certificate of Designations and the Warrants, or (iv) any other potential future issuances of common stock. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

If this proposal is approved, the issuance of our common stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of us by tender offer or other means. The issuance of our common stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of us, and dilute the interest of a party attempting to obtain control of us. The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of us by any means.

If the stockholders do not approve this proposal, the Investors will not be able to convert their shares of Series C Preferred Stock or exercise the Warrants in an amount greater than 19.99% of the total number of shares of common stock outstanding immediately prior to the Private Placement if the relevant conversion price in effect at such time is below $3.74. Additionally, if stockholders do not approve this proposal at the Annual Meeting, we must also include a proposal to approve this proposal at a subsequent meeting of stockholders to be held on or prior to 70 calendar days from the Annual Meeting . In the event that stockholder approval is not obtained at such subsequent meeting, we must cause additional meetings of stockholders to be held every 75 calendar days thereafter until such approval is obtained. If this proposal is ultimately not approved, and we sell any shares of our common stock pursuant to any equity line of credit, we will be required to redeem in cash a portion of the Series C Preferred Stock equal to 30% of such equity line proceeds, at a redemption price calculated based upon $1.20 for each $1.00 of outstanding amount of the conversion amount of such shares of the Series C Preferred Stock then outstanding. We would bear the costs associated with including this proposal for stockholder approval at subsequent stockholder meetings.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of approval of the issuance of shares of common stock, in accordance with Nasdaq listing rule 5635(d), upon the conversion of Series C Preferred Stock and the exercise of the Warrants. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ISSUANCE OF SHARES OF COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), UPON THE CONVERSION OF THE SERIES C PREFERRED STOCK AND THE EXERCISE OF WARRANTS.

✔

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

DESCRIPTION OF CAPITAL STOCK

The following summary of the material terms of certain of our securities is not intended to be a complete summary of the rights and preferences of such securities. You are encouraged to read the applicable provisions of Delaware law, the Charter, Bylaws, the Certificate of Designations of Series C Convertible Preferred Stock, or the Series C Certificate of Designations in their entirety for a complete description of the rights and preferences of our securities, and the applicable provisions of the General Corporation Law of the State of Delaware, or the DGCL, for additional information.

Description of Series C Convertible Preferred Stock

We designated 18,820 shares of our authorized and unissued Preferred Stock as Series C Convertible Preferred Stock, or the Series C Preferred Stock, and established the rights, preferences and privileges of the Series C Preferred Stock pursuant to the Series C Certificate of Designations filed with the Secretary of State of the State of Delaware, as summarized below.

General. Each share of Series C Preferred Stock has a stated value of $1,000 per share and, when issued, the Series C Preferred Stock was fully paid and non-assessable.

Conversion Rights

Conversion at Option of Holder. Each holder of Series C Preferred Stock may convert all, or any part, of the outstanding Series C Preferred Stock, at any time at such holder’s option, into shares of our common stock (which converted shares of common stock are referred to as “Conversion Shares” herein) at the fixed “Conversion Price” of $3.74, which is subject to adjustment as provided in the Series C Certificate of Designations to no lower than $1.28.

Alternate Conversion Upon a Triggering Event. Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series C Preferred Stock at the “Alternate Conversion Price” equal to the lesser of:

●         the applicable Conversion Price, and

●         the greater of (i) the floor price of $1.28; and (ii) 80% of the volume weighted average price of the Common Stock of any Trading Day during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (as defined in the Series C Certificate of Designations).

The Series C Certificate of Designations contains standard and customary triggering events (each, a “Triggering Event”), including but not limited to: (i) the suspension (or threatened suspension) from trading or the failure (or threatened failure) to list the Common Stock within certain time periods; (ii) failure to declare or pay any holder any amount when and as due; (iii) the failure to timely file or make effective a registration statement on Form S-1 pursuant to the Registration Rights Agreement (as defined in the Series C Certificate of Designations), (iv) our failure to cure a conversion failure with respect to the Series C Preferred Stock or the Warrants, or notice of our intention not to comply with a request for conversion of any Series C Preferred Stock or a request for exercise of any Notes, and (iv) our bankruptcy or insolvency.

Other Adjustments. If on any of the tenth trading day, 90 calendar days or 180 calendar days following the occurrence of the earlier of (x) the effective date of the registration statement to be filed pursuant to the Registration Rights Agreement (as defined in the Series C Certificate of Designations) and (y) the first date on which all of the Series C Preferred Stock and the Warrants (as defined in the Series C Certificate of Designations) are eligible to be resold without restriction under Rule 144 of the Securities Act of 1933, as amended, the Conversion Price then in effect is greater than the Market Price (as defined in the Series C Certificate of Designations) then in effect, or the Adjustment Price, the Conversion Price shall automatically lower to the Adjustment Price.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

Limitation on Beneficial Ownership. In all cases, conversion of the Series C Preferred Stock will be subject to a beneficial ownership limitation, which prevents the conversion of any portion of a holder’s Series C Preferred Stock if such conversion would cause the holder, together with its affiliates, to beneficially own more than 4.99% of the outstanding shares of our common stock after giving effect to the conversion, or, at the option of such holder, 9.99% of the outstanding shares of our common stock immediately after giving effect to such conversion.

Voting Rights. Except as required by the Delaware General Corporation Law and the Series C Certificate of Designations, the Series C Preferred Stock have no voting rights.

Dividends.

From and after July 19, 2024, each holder of a Preferred Share is entitled to receive dividends, or Dividends, which Dividends shall be computed on the basis of a 360-day year and twelve 30-day months and shall increase the Stated Value of the Series C Preferred Stock on each Dividend Date (as defined in the Series C Certificate of Designations).

Dividends on the Preferred Shares shall accrue at 10.0% per annum, or the Dividend Rate, and be payable by way of inclusion of the Dividends in the Conversion Amount (as defined in the Series C Certificate of Designations) on each Conversion Date (as defined in the Series C Certificate of Designations) in accordance with the Series C Certificate of Designations or upon any redemption in accordance with the Series C Certificate of Designations or upon any required payment upon any Bankruptcy Triggering Event (as defined in the Series C Certificate of Designations). From and after the occurrence and during the continuance of any Triggering Event (as defined in the Series C Certificate of Designations), the Dividend Rate shall automatically be increased to 18.0% per annum.

Anti-Dilutive Provisions. The Preferred Conversion Price is subject to adjustment upon the occurrence of specified events and subject to price-based adjustment in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction involving the Common Stock at a price below the then-applicable Preferred Conversion Price, as described in further detail in the Series C Certificate of Designations.

Liquidation Preference. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares, or the Required Holders, expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with the Series C Certificate of Designations, shares of our capital stock shall be junior in rank to the Preferred Shares with respect to the preferences as to dividends, distributions and payments upon our liquidation, dissolution and winding up (such junior stock is referred to herein collectively as “Junior Stock”). The rights of all such shares of our capital stock shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of the Series C Certificate of Designations, without the prior express consent of the Required Holders, voting separate as a single class, we shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon our liquidation, dissolution and winding up (collectively, the “Senior Preferred Stock”), (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon our liquidation, dissolution and winding up (collectively, the “Parity Stock”) or (iii) any Junior Stock having a maturity date or any other date requiring redemption or repayment of such shares of Junior Stock that is prior to the Maturity Date. In the event of our merger or consolidation with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result inconsistent therewith.

Purchase Rights. If we at any time grant, issue or sell any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of our common stock, or the Purchase Rights, then each holder of Series C Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of our common stock acquirable upon complete conversion of all the Series C Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of our common stock are to be determined for the grant, issue or sale of such Purchase Rights at the Alternate Conversion Price (as defined in the Series C Certificate of Designations); subject to certain limitations on beneficial ownership.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

Bankruptcy Triggering Event Redemption Right. Upon any bankruptcy Triggering Event, we shall immediately redeem in cash all amounts due under the Series C Preferred Stock then outstanding at a redemption price equal to the applicable Triggering Event Redemption Price (as defined in the Seres C Certificate of Designations) of such bankruptcy Triggering Event.

Equity Line Mandatory Redemption. At any time on or after July 19, 2024, if we sell any common stock (or other security) pursuant to any equity line of credit, at-the-market offering (or any similar transaction) with any Person (as defined in the Series C Certificate of Designations) (including, with limitation, pursuant to a Permitted Equity Line (each, an “Equity Line”) (and each date we sell any shares of common stock pursuant to any such Equity Line, each an “Equity Line Trigger Date”, and each such sale, an “Eligible Equity Line Transaction”), we shall deliver written notice to each holder (each, an “Equity Line Mandatory Redemption Notice”), specifying certain terms as outlined in the Series C Certificate of Designations, including: (i) the aggregate gross proceeds of the Eligible Equity Line Transaction for the prior week, (ii) the amount that is equal to 30% of such equity line proceeds, or the Equity Line Mandatory Redemption Amount, (iii) the applicable redemption date and (iv) the aggregate whole number of Series C Preferred Stock to be redeemed as calculated using the quotient of the Equity Line Mandatory Redemption Amount divided by the redemption price calculated based upon $1.20 for each $1.00 of outstanding amount of the conversion amount of such shares of the Series C Preferred Stock then outstanding. Unless waived in writing by an applicable holder, on the first (1st) Trading Day after such applicable Equity Mandatory Redemption Notice Date (as defined in the Series C Certificate of Designations), we shall redeem in cash the applicable Equity Line Mandatory Redemption Preferred Shares (as defined in the Series C Certificate of Designations) of such holder at the applicable Equity Line Mandatory Redemption Price (as defined in the Series C Certificate of Designations), without the requirement for any notice or demand or other action by such holder or any other Person.

Company Optional Redemption. At any time no Equity Conditions Failure (as defined in the Series C Certificate of Designations) exists, the Series C Certificate of Designations allows for optional redemption by us on the Company Optional Redemption Date (as defined in the Series C Certificate of Designations) of all, but not less than all, of the Series C Preferred Stock then outstanding in cash at a 25% premium of the greater of (i) the amount of shares being redeemed and (ii) the equity value of our common stock underlying the Series C Preferred Stock, which is calculated by using the product of the Conversion Rate (as defined in the Series C Certificate of Designations) and the greatest closing sale price of our common stock on any trading day during the period commencing on the date of notice of such redemption and ending on the date we make the entire payment required pursuant to the Series C Certificate of Designations.

Holder Optional Redemption. The Series C Certificate of Designations allows for optional redemption by the holder in the event of a Triggering Event, subject to the notice procedures as outlined in the Series C Certificate of Designations, of all or any number of shares of Series C Preferred Stock held by such holder in cash at price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed multiplied by (y) 125% and (ii) the product of (x) the Conversion Rate with respect to the Conversion Amount in effect at such time as such holder delivers notice of such redemption multiplied by (y) the product of (1) 125% multiplied by (2) the equity value of our common stock underlying the Series C Preferred Stock, which is calculated by using the product of the Conversion Rate and the greatest closing sale price of our common stock on any trading day during the period commencing on the date of such Triggering Event and ending on the date we make the entire payment required pursuant to the Series C Certificate of Designations. The Series C Certificate of Designations also allows for optional redemption by the holder at any time from and after the tenth business day prior to the Maturity Date of all or any number of shares of Series C Preferred Stock held by such holder at a purchase price equal to 100% of the Conversion Amount being redeemed by delivery of written notice to us.

Change of Control Redemption Right. A holder may also require us to redeem all or any number of shares of Series C Preferred Stock held by such holder in connection with a transaction that results in a Change of Control (as defined in the Series C Certificate of Designations) in cash at a price equal to the greatest of (i) the product of (w) the Change of Control Redemption Premium multiplied by (y) the Conversion Amount of the Preferred Shares being redeemed, (ii) the product of (x) the 125% multiplied by (y) the product of (A) the Conversion Amount of the Preferred Shares being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest closing sale price of our common stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date such holder delivers the Change of Control Redemption Notice (as defined in the Series C Certificate of Designations) by (II) the Conversion Price then in effect and (iii) the product of (y) the 125% multiplied by (z) the product of (A) the Conversion Amount of the Preferred Shares being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of common stock to be paid to such holders of the shares of common stock upon consummation of such Change of Control divided by (II) the Conversion Price then in effect. Redemptions required by this Section 6(b) shall have priority to payments to all of our other stockholders in connection with such Change of Control.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

ITEMS TO BE VOTED ON (continued)

Exchange Right. If a holder participates in a Subsequent Placement (as defined in the Series C Certificate of Designations), such holder may elect to satisfy the purchase price of the securities to be sold to such holder in such Subsequent Placement, in whole or in part, with the Preferred Shares valued at 120% of the Conversion Amount of the Preferred Shares delivered by such holder as payment.

Fundamental Transactions. The Series C Certificate of Designations prohibit us from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless we (or our successor) assume in writing all of our obligations under the Series C Certificate of Designations and the other Transaction Documents (as defined in the Series C Certificate of Designations).

Covenants. The Series C Certificate of Designations contains a variety of obligations on our part not to engage in specified activities, which are typical for transactions of this type. In particular, we will not, and we will not cause our subsidiaries to, redeem, repurchase or declare any dividend or distribution on any of our capital stock (other than as required under the Series C Certificate of Designations). In addition, we will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series C Certificate of Designations or the Warrants.

Reservation Requirements. So long as any Series C Preferred Stock remains outstanding, we shall at all times reserve at least 300% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series C Preferred Stock then outstanding.

Description of July 2024 Warrants

Exercise Price. The July 2024 Warrants, or the Warrants, will initially be exercisable for cash at an exercise price equal to $4.11 per share, subject to customary adjustments.

Exercise Period. The Warrants will be exercisable beginning on the six month and one anniversary of the issuance date, or the Initial Exercisability Date, and expire on the fifth (5th) anniversary of the Initial Exercisability Date.

Anti-Dilutive Provisions. The exercise price and share number of the Warrants is subject to proportional adjustment upon the occurrence of specified events and subject to price-based adjustment in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions, as described in further detail in the Warrants.

Cashless Exercise. If at the time of exercise of the Warrants, there is no effective registration statement registering the shares of our common stock underlying the Warrants, such Warrants may be exercised on a cashless basis pursuant to their terms.

Limitation on Beneficial Ownership. No exercise shall be effected to the extent it would cause a holder to beneficially own in excess of 4.99%, or, at the option of such holder, 9.99% of the outstanding shares of our common stock immediately after giving effect to such exercise.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal to be considered for inclusion in our proxy statement for our 2025 Annual Meeting of Stockholders must comply with the requirements set forth in our Bylaws. Stockholder proposals must be received by us no later than May 6, 2025. If we change the date of the 2025 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to make available the proxy materials for the 2025 Annual Meeting in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at our 2025 Annual Meeting of Stockholders without having the proposal or nomination included in our proxy statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 150th day, and no later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2025 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than April 27, 2025 and no later than the close of business on May 27, 2025. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

HOUSEHOLDING

Stockholders who share a single address may receive only one copy of this Proxy Statement and the 2023 Annual Report, unless we have received contrary instructions from the impacted stockholders. This practice, known as “householding,” is designed to reduce our printing and postage costs and the environmental impact of the Annual Meeting. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of these documents were delivered. If your household received only a single set of our proxy materials and you would like a separate copy, please contact our Corporate Secretary by calling (215)-488-9300 or in writing to Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. If your household received multiple copies of our proxy materials and you would, in the future, prefer to receive only a single copy, please contact our Corporate Secretary at the address or phone number listed above. Stockholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

OTHER INFORMATION (continued)

AVAILABILITY OF MATERIALS

Our 2023 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.windtreetx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock without charge upon written request to c/o Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. In addition, it is available to beneficial and record holders of our common stock at https://www.cstproxy.com/windtreetx/2024.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2024

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

WINDTREE THERAPEUTICS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 23, 2024.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend;
https://www.cstproxy.com/windtreetx/2024

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

1. Election of Directors	FOR	WITHHOLD AUTHORITY
(1) Craig E. Fraser	☐	☐
(2) Saundra Pelletier	☐	☐
(3) Jed Latkin	☐	☐
(4) Mark Strobeck, Ph.D	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement

2024

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2024 Proxy Statement and the 2024 Annual Report to Stockholders are available at: https://www.cstproxy.com/windtreetx/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

WINDTREE THERAPEUTICS, INC.

The undersigned appoints Craig E. Fraser and Jamie McAndrew, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Windtree Therapeutics, Inc. held of record by the undersigned at the close of business on August 28, 2024 at the Annual Meeting of Stockholders of Windtree Therapeutics, Inc. to be held on September 24, 2024, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

Notice of Annual Meeting of Stockholders and 2024 Proxy Statement